PRINCIPAL FUNDS, INC.

Class J Shares

The date of this Prospectus is March 1, 2009.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities
Commission has approved or disapproved of these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

TABLE OF CONTENTS
Risk/Return Summary	4
Balanced/Asset Allocation Funds
Strategic Asset Management ("SAM") Portfolios	7
Flexible Income Portfolio	10
Conservative Balanced Portfolio	12
Balanced Portfolio	14
Conservative Growth Portfolio	16
Strategic Growth Portfolio	18
Principal LifeTime Funds	20
Principal LifeTime Strategic Income Fund	23
Principal LifeTime 2010 Fund	25
Principal LifeTime 2020 Fund	27
Principal LifeTime 2030 Fund	29
Principal LifeTime 2040 Fund	31
Principal LifeTime 2050 Fund	33
LargeCap US Equity Funds
LargeCap Blend Fund I	35
LargeCap Blend Fund II	38
LargeCap Growth Fund	41
LargeCap Growth Fund I	44
LargeCap Growth Fund II	47
LargeCap S&P 500 Index Fund	50
LargeCap Value Fund	53
LargeCap Value Fund III	56
Small/MidCap US Equity Funds
MidCap Blend Fund	59
MidCap Growth Fund	62
MidCap Growth Fund III	65
MidCap S&P 400 Index Fund	68
MidCap Value Fund I	71
MidCap Value Fund II	74
MidCap Value Fund III	77
Real Estate Securities Fund	80
SmallCap Blend Fund	83
SmallCap Growth Fund	86
SmallCap Growth Fund I	89
SmallCap Growth Fund II	92
SmallCap S&P 600 Index Fund	95
SmallCap Value Fund	98
SmallCap Value Fund II	101
SmallCap Value Fund III	104

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International Equity Funds
Diversified International Fund	107
International Emerging Markets Fund	110
International Growth Fund	113
Fixed Income Funds
Bond & Mortgage Securities Fund	116
Government & High Quality Bond Fund	119
High Quality Intermediate-Term Bond Fund	122
Inflation Protection Fund	125
Mortgage Securities Fund	128
Preferred Securities Fund	131
Short-Term Fixed Income Funds
Short-Term Bond Fund	134
Ultra Short Bond Fund	137
Money Market Fund	141
The Costs of Investing	144
Distribution Plans and Intermediary Compensation	145
Certain Investment Strategies and Related Risks	146
Management of the Funds	153
Pricing of Fund Shares	173
Purchase of Fund Shares	174
Redemption of Fund Shares	175
Exchange of Fund Shares	177
Frequent Purchases and Redemptions	178
Dividends and Distributions	179
Tax Considerations	180
Fund Account Information	181
Portfolio Holdings Information	205
Financial Highlights	205
Appendix A - Summary of Principal Risks	206
Appendix B - Definitions of the Indices Referenced in this Prospectus	213
Appendix C - Description of Bond Ratings
Additional Information	221

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RISK/RETURN SUMMARY

Principal Funds, Inc. ("Principal Funds") offers many investment portfolios (together, the "Funds") through this prospectus. Principal Funds has hired Principal Management Corporation* ("Principal") to provide investment advisory and other services to each of the Funds. Principal, as the manager of each of the Funds, seeks to provide a broad range of investment approaches through Principal Funds.

Princor Financial Services Corporation (“Princor”)* and Principal Funds Distributor, Inc. (“PFD”)* (collectively referred to as the "Distributor") are the Fund's principal underwriters for Class J shares of Principal Funds.

The Sub-Advisors and the Funds each sub-advises are:

Sub-Advisor	Fund(s)

AllianceBernstein Investment Research and Management	LargeCap Value III
SmallCap Growth I

American Century Investment Management, Inc.	LargeCap Growth II
Barrow, Hanley, Mewhinney & Strauss, Inc.	MidCap Value
Black Rock Financial Management, Inc.	Inflation Protection
Columbus Circle Investors*	LargeCap Growth
MidCap Growth

Dimensional Fund Advisors	SmallCap Value II
Edge Asset Management, Inc.*	Mortgage Securities
Strategic Asset Management Portfolios

Emerald Advisers, Inc.	SmallCap Growth II
Essex Investment Management Company, LLC	SmallCap Growth II
Goldman Sachs Asset Management LP	MidCap Value I
LargeCap Blend I

Jacobs Levy Equity Management, Inc.	MidCap Value II
Los Angeles Capital Management and Equity Research, Inc.	MidCap Value I
SmallCap Value III

Principal Global Investors, LLC*	Bond & Mortgage Securities
Diversified International
Government & High Quality Bond
High Quality Intermediate-Term Bond
International Emerging Markets
International Growth
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
MidCap S&P 400 Index
MidCap Value III
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap S&P 600 Index
SmallCap Value
Ultra Short Bond

Principal Real Estate Investors, LLC*	Real Estate Securities
Spectrum Asset Management, Inc.*	Preferred Securities
T. Rowe Price Associates, Inc.	LargeCap Blend II
LargeCap Growth I

Turner Investment Partners, Inc.	MidCap Growth III

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Vaughan Investment Management, LP	SmallCap Value II
UBS Global Asset Management (Americas) Inc.	SmallCap Growth II
Westwood Management Corporation	LargeCap Value III

*	Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc.; PFD; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Princor; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

Class J Shares
Class J shares are currently available only through registered representatives of:
• Princor who are also employees of Principal Life (These registered representatives are sales counselors of
Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
• selected broker-dealers selling Class J shares in conjunction with health savings accounts; and
• selected broker-dealers that have entered into a selling agreement to offer Class J shares.

For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension
411.

Main Strategies and Risks
Each Fund's investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption "Certain
Investment Strategies and Related Risks-Temporary Defensive Measures."

Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. There can be no assurance that any Fund will achieve its investment objective.

Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated as to each Fund in the Fund's description. In addition to the risks identified in each
Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, and market risk.
Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with the description of each Fund that has annual returns for a full calendar year.
They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:

Principal Funds, Inc.	RISK/RETURN SUMMARY	5
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  a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and an average of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance for classes of shares for periods prior to the date on which that share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

Call Principal Funds at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

Fees and Expenses

The annual operating expenses for each Fund are deducted from that Fund's assets. Each Fund's operating expenses are shown following each Fund’s description. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples following the expense tables for each Fund are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:
• No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Principal Funds, a Fund, Principal, any Sub-Advisor,
Princor, or PFD.

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STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS

Principal Funds provide a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The SAM Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds (as identified in the Table of Contents) and the Money Market Fund (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Funds, Inc., at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Funds, Inc. The Sub-Advisor for the SAM Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each
Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”) or
Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

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The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each
Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The SAM Balanced, Conservative Growth, and Strategic Growth Portfolios have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Value Stock Risk

The SAM Flexible Income and Conservative Balanced Portfolios have a greater exposure to the following risks (as defined in Appendix A):

• Derivatives Risk	• Fixed-Income Securities Risk	• High Yield Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks (as defined in Appendix A) associated with such investments including:

• Derivatives Risk	• Fixed-Income Securities Risk	• U.S. Government Securities Risk

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Each Portfolio is also subject to the following risks:

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Securities Lending Risk (as defined in Appendix A).

Edge has provided investment advice to each SAM Portfolios since its inception.

As of October 31, 2008, the Portfolios' assets were allocated among the Underlying Funds as follows:

		Flexible	Conservative		Conservative	Strategic
		Income	Balanced	Balanced	Growth	Growth
Underlying Fund		Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Disciplined LargeCap Blend Fund		2.6%	4.0%	6.1%	7.6%	9.6%

Diversified International Fund		2.5	3.8	5.8	7.9	9.5

Equity Income Fund		4.5	8.0	12.4	16.3	18.2

High Yield Fund		7.2	5.9	4.4	2.9	4.2

Income Fund		21.6	17.1	10.9	4.5	—

International Emerging Markets Fund		0.6	1.2	1.7	2.0	2.7

LargeCap Growth Fund		3.8	5.8	8.9	12.1	12.8

LargeCap Growth Fund II		3.8	5.6	8.8	10.1	12.1

LargeCap Value Fund III		3.5	3.0	5.1	5.7	7.6

MidCap Stock Fund		2.1	2.4	3.2	5.1	6.1

Money Market Fund		0.1	0.4	—	0.7	0.5

Mortgage Securities Fund		28.5	25.0	15.8	8.4	—

Preferred Securities Fund		5.5	4.1	3.7	1.8	—

Real Estate Securities Fund		1.1	1.7	2.5	3.3	3.6

Short-Term Income Fund		10.3	6.8	3.1	1.2	0.5

SmallCap Growth Fund		0.6	1.2	1.7	2.1	2.6

SmallCap Value Fund		0.7	1.1	1.7	2.2	2.8

West Coast Equity Fund		1.0	2.9	4.2	6.1	7.2

	Total	100.0%	100.0%	100.0%	100.0%	100.0%

Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio's total return has varied year-by-
year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-
based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying Funds.

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FLEXIBLE INCOME PORTFOLIO

Objective. The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally funds. The Portfolio:
• may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents
• generally invests no more than 30% of its net assets in equity funds
• may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-7.00%

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Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years

Class J (before taxes)	-15.32	0.83	3.46
(after taxes on distributions)(2)	-16.69	-0.53	1.82
(after taxes on distributions and sale of shares)(2)	-9.39	0.11	2.08
Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.63
S&P 500 Index (3)	-37.00	-2.19	-1.38
Capital Benchmark (20/80) (3)(4)	-4.56	3.39	4.41
Morningstar Conservative Allocation Category Average	-18.61	0.49	1.86

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares.
The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio's performance between 1996 and
1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4) The weightings for this blended index are 20% S&P 500 Index and 80% Barclays Capital Aggregate Bond Index.
For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.32%
Distribution and/or Service (12b-1) Fees (1)	0.45
Other Expenses	1.13

Total Gross Operating Fees and Expenses	1.90%
Expense Reimbursement at SAM Portfolio Level (2)	0.95

Net Operating Fees and Expenses	0.95
Acquired Fund (Underlying Fund) Operating Expenses	0.55

Total Annual Fund Operating Expenses	1.50%

(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit maybe terminated at any time.
(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares			If you do not sell your shares

		Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$253	$657	$1,205	$2,702	$153	$657	$1,205	$2,702

Principal Funds, Inc.	RISK/RETURN SUMMARY	11
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CONSERVATIVE BALANCED PORTFOLIO

Objective. The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:
• invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds
• may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents
• may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-10.04%

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Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years

Class J (before taxes)	-20.12	0.85	2.44
(after taxes on distributions)(2)	-21.44	-0.35	0.99
(after taxes on distributions and sale of shares)(2)	-12.21	-0.32	1.34
Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.63
S&P 500 Index (3)	-37.00	-2.19	-1.38
Capital Benchmark (40/60) (3)(4)	-13.65	2.08	3.09
Morningstar Conservative Allocation Category Average	-18.61	0.49	1.86

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares.
The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and
1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4) The weightings for this blended index are 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.
For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.32%
Distribution and/or Service (12b-1) Fees (1)	0.45
Other Expenses	0.47

Total Gross Operating Fees and Expenses	1.24%
Expense Reimbursement at SAM Portfolio Level (2)	0.29

Net Operating Fees and Expenses	0.95%
Acquired Fund (Underlying Fund) Operating Expenses	0.58

Total Annual Fund Operating Expenses	1.53%

(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares

		Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$256	$540	$954	$2,109	$156	$540	$954	$2,109

Principal Funds, Inc.	RISK/RETURN SUMMARY	13
www.principalfunds.com

BALANCED PORTFOLIO

Objective. The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:
• invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-
income funds and cash equivalents
• may invest up to 30% of its assets in any single equity fund
• may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	15.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-14.49%

14	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years

Class J (before taxes)	-27.20	-0.07	3.32
(after taxes on distributions)(2)	-28.70	-1.10	2.05
(after taxes on distributions and sale of shares)(2)	-16.19	-0.19	2.38
S&P 500 Index (3)	-37.00	-2.19	-1.38
Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.63
Capital Benchmark (60/40) (3)(4)	-22.06	0.71	1.69
Morningstar Moderate Allocation Category Average	-28.00	-0.60	1.19

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares.
The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and
1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4) The weightings for this blended index are 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.32%
Distribution and/or Service (12b-1) Fees (1)	0.45
Other Expenses	0.40

Total Gross Operating Fees and Expenses	1.17%
Expense Reimbursement at SAM Portfolio Level (2)	0.22
Net Operating Fees and Expenses	0.95
Acquired Fund (Underlying Fund) Operating Expenses	0.62
Total Annual Fund Operating Expenses	1.57%

(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$260	$538	$946	$2,084	$160	$538	$946	$2,084

Principal Funds, Inc.	RISK/RETURN SUMMARY	15
www.principalfunds.com

CONSERVATIVE GROWTH PORTFOLIO

Objective. The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:
• generally invests at least 60% of its net assets in equity funds
• may invest up to 40% of its assets in any single equity fund
• may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	22.16%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-19.20%

16	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years

	Class J (before taxes)	-34.06	-0.96	2.89
	(after taxes on distributions) (2)	-35.38	-1.73	1.92
	(after taxes on distributions and sale of shares)(2)	-20.46	-0.68	2.27
	S&P 500 Index (3)	-37.00	-2.19	-1.38
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.63
	Capital Benchmark (80/20) (3)(4)	-29.83	-0.71	0.19
	Morningstar Moderate Allocation Category Average	-28.00	-0.60	1.19
(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to
	that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares.
	The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical
	performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and
	1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4) The weightings for this blended index are 80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index.
For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees	0.32%
	Distribution and/or Service (12b-1) Fees (1)	0.45
	Other Expenses	0.41

	Total Gross Operating Fees and Expenses	1.18%
	Expense Reimbursement at SAM Portfolio Level (2)	0.23

	Net Operating Fees and Expenses	0.95
	Acquired Fund (Underlying Fund) Operating Expenses	0.66

	Total Annual Fund Operating Expenses	1.61%
(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J shares.
(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable
	by the Fund, excluding interest expense and Acquired Fund Operating Expenses, through the period end February 28, 2010. The expense limit
	will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$264	$553	$970	$2,137	$164	$553	$970	$2,137

Principal Funds, Inc.	RISK/RETURN SUMMARY	17
www.principalfunds.com

STRATEGIC GROWTH PORTFOLIO

Objective. The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:
• generally invests at least 75% of its net assets in equity funds
• may invest up to 50% of its assets in any single equity fund
• may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	25.23%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.28%

18	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years

	Class J (before taxes)	-38.21	-1.72	2.07
	(after taxes on distributions) (2)	-39.26	-2.35	1.28
	(after taxes on distributions and sale of shares) (2)	-23.48	-1.28	1.64
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.63
	S&P 500 Index (3)	-37.00	-2.19	-1.38
	Russell 3000 Index (3)	-37.31	-1.95	-0.80
	Morningstar Large Blend Category Average	-37.79	-2.47	-0.84
(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to
	that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares.
	The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical
	performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and
	1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."
	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees	0.32%
	Distribution and/or Service (12b-1) Fees (1)	0.45
	Other Expenses	0.50

	Total Gross Operating Fees and Expenses	1.27%
	Expense Reimbursement at SAM Portfolio Level (2)	0.32

	Net Operating Fees and Expenses	0.95
	Acquired Fund (Underlying Fund) Operating Expenses	0.68

	Total Annual Fund Operating Expenses	1.63%
(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J shares.
(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable
	by the Fund, excluding interest and Acquired Fund Operating Expenses, through the period ending February 28, 2010. The expense limit will
	maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$266	$620	$1,062	$2,289	$166	$620	$1,062	$2,289

Principal Funds, Inc.	RISK/RETURN SUMMARY	19
www.principalfunds.com

PRINCIPAL LIFETIME FUNDS

Principal Funds offer Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to
seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Funds, at the Sub-Advisor’s discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-
income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal
LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal
LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

20	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Principal LifeTime Funds dated 2020 through 2050 have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Value Stock Risk

The Principal LifeTime Strategic Income Fund and Principal LifeTime 2010 Fund have a greater exposure to the following risks (as defined in Appendix A):

• Derivatives Risk	• Fixed-Income Securities Risk	• High Yield Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored Securities Risk

Each Principal LifeTime Fund is also subject to the following risks:

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Securities Lending Risk (as defined in Appendix A).

Principal Funds, Inc.	RISK/RETURN SUMMARY	21
www.principalfunds.com

As of October 31, 2008, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

PRINCIPAL LIFETIME FUNDS

							Principal
		Principal	Principal	Principal	Principal	Principal	LifeTime
		LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
		2010	2020	2030	2040	2050	Income
Underlying Fund		Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund		31.1%	23.4%	13.6%	6.2%	2.6%	43.9%
Core Plus Bond Fund I		0.4	0.7	0.5	0.3	0.1	0.9
Disciplined LargeCap Blend Fund		8.6	11.2	12.7	13.1	13.2	3.1
High Yield Fund I		3.1	4.6	5.4	5.8	6.1	0.3
Inflation Protection Fund		4.1	—	—	—	—	13.5
International Emerging Markets Fund		1.7	2.3	2.8	3.2	3.3	0.2
International Fund I		1.7	2.5	3.1	4.0	4.0	0.7
International Growth Fund		6.3	7.7	9.1	9.7	10.4	2.6
International Value Fund I		2.6	3.5	4.2	4.8	5.0	1.0
LargeCap Blend Fund I		4.6	5.7	6.4	6.9	6.9	1.8
LargeCap Growth Fund		3.8	4.9	6.1	6.9	7.5	1.6
LargeCap Growth Fund I		3.7	5.1	6.1	7.4	7.9	1.3
LargeCap Value Fund		2.4	3.1	4.0	4.6	5.0	1.3
LargeCap Value Fund I		2.3	3.1	3.8	4.4	4.8	0.1
Large Cap Value Fund III		2.1	2.9	3.5	4.2	4.5	1.5
MidCap Growth Fund III		0.2	1.3	1.6	1.9	2.0	0.3
MidCap Value Fund I		0.2	1.3	1.7	2.0	2.1	0.3
Money Market Fund		0.1	—	—	—	—	0.2
Preferred Securities Fund		6.4	5.7	4.8	3.8	3.1	6.0
Real Estate Securities Fund		5.7	5.1	4.4	3.9	3.9	4.1
SmallCap Growth Fund I		0.1	0.3	1.0	1.2	1.6	—
SmallCap Growth Fund III		1.2	1.5	1.3	1.4	1.5	—
SmallCap S&P 600 Index Fund		2.0	2.1	1.4	1.4	1.2	1.5
SmallCap Value Fund		1.4	1.7	1.5	1.6	1.7	—
SmallCap Value Fund I		0.2	0.3	1.0	1.3	1.6	—
Ultra Short Bond Fund		4.0	—	—	—	—	13.8

	Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

22	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME STRATEGIC INCOME FUND

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	6.83%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-11.32%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-23.41	-0.64	1.05
	(after taxes on distributions)(2)	-24.85	-1.89	0.14
	(after taxes on distributions and sale of shares)(2)	-14.94	-1.04	0.51
	Barclays Capital Aggregate Bond Index (3) (5)	5.24	4.65	5.53
	Russell 3000 Index(3)	-37.31	-1.95	-1.65
	MSCI-EAFE Index NDTR-D (3)	-43.38	1.66	0.92
	Principal LifeTime Strategic Income Blended Index (3)(4)	-7.47	3.42	3.53
	Morningstar Target-Date 2000-2014 Category Average	-22.46	0.44	1.05
(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index as of March 31, 2008, are 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0%
	Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0%
	MSCI EAFE NDTR-D Index, and 75.0% Barclays Capital Aggregate Bond Index.
(5)	The Manager and portfolio manager believe the Barclays Capital Aggregate Bond Index is a better representation of the universe of investment
	choices open to the Fund under its investment philosophy than the Russell 3000 Index. The Russell 3000 Index is also shown.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	23
www.principalfunds.com

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees	0.1225%
	Distribution and/or Service (12b-1) Fees (1)	0.4500
	Other Expenses	0.0700

	Total Gross Operating Fees and Expenses	0.6425%
	Acquired Fund (Underlying Fund) Operating Expenses	0.5500

	Total Annual Fund Operating Expenses(2)	1.1925%
(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the
	expense examples.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$221	$379	$656	$1,276	$121	$379	$656	$1,276

24	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2010 FUND

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The
Fund’s asset allocation will become more conservative over time.

Performance
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	8.49%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-16.40%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-31.26	-1.45	0.45
	(after taxes on distributions)(2)	-32.34	-2.47	-0.31
	(after taxes on distributions and sale of shares)(2)	-19.75	-1.51	0.15
	Russell 3000 Index (3)	-37.31	-1.95	-1.65
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.53
	MSCI-EAFE Index NDTR-D (3)	-43.38	1.66	0.92
	Principal LifeTime 2010 Blended Index (3)(4)	-21.60	0.82	1.56
	Morningstar Target-Date 2000-2014 Category Average	-22.46	0.44	1.05
(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index as of March 31, 2008, are 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5%
	Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 39.9% Russell 3000 Index,
	14.1% MSCI EAFE NDTR-D Index, and 46.0% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	25
www.principalfunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.1225%
Distribution and/or Service (12b-1) Fees (1)	0.4500
Other Expenses	0.0500

Total Gross Operating Fees and Expenses	0.6225%
Acquired Fund (Underlying Fund) Operating Expenses	0.6600

Total Annual Fund Operating Expenses(2)	1.2825%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2) Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples .

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$231	$407	$704	$1,367	$131	$407	$704	$1,367

26	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2020 FUND

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The
Fund’s asset allocation will become more conservative over time.

Performance
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	10.21%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-18.47%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-34.63	-1.30	0.49
	(after taxes on distributions)(2)	-35.54	-2.25	-0.21
	(after taxes on distributions and sale of shares)(2)	-21.87	-1.31	0.24
	Russell 3000 Index (3)	-37.31	-1.95	-1.65
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.53
	MSCI-EAFE Index NDTR-D (3)	-43.38	1.66	0.92
	Principal LifeTime 2020 Blended Index (3)(4)	-27.44	0.19	0.85
	Morningstar Target-Date 2015-2029 Category Average	-30.27	-1.01	0.25
(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index as of March 31, 2008, are 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5%
	Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 49.7% Russell 3000 Index,
	18.8% MSCI EAFE NDTR-D Index, and 31.5% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	27
www.principalfunds.com

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees	0.1225%
	Distribution and/or Service (12b-1) Fees (1)	0.4500
	Other Expenses	0.0600

	Total Gross Operating Fees and Expenses	0.6325%
	Acquired Fund (Underlying Fund) Operating Expenses	0.7200

	Total Annual Fund Operating Expenses(2)	1.3525%
(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the
	expense examples.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$238	$428	$741	$1,437	$138	$428	$741	$1,437

28	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2030 FUND

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The
Fund’s asset allocation will become more conservative over time.

Performance
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	11.29%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-20.14%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-37.24	-1.55	-0.05
	(after taxes on distributions)(2)	-38.01	-2.42	-0.66
	(after taxes on distributions and sale of shares)(2)	-23.56	-1.45	-0.16
	Russell 3000 Index (3)	-37.31	-1.95	-1.65
	MSCI-EAFE Index NDTR-D (3)	-43.38	1.66	0.92
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.53
	Principal LifeTime 2030 Blended Index (3)(4)	-31.24	-0.44	0.19
	Morningstar Target-Date 2030+ Category Average	-37.51	-1.91	-0.91
(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index as of March 31, 2008, are 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0%
	Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 56.3% Russell 3000 Index,
	22.0% MSCI EAFE NDTR-D Index, and 21.7% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	29
www.principalfunds.com

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees	0.1225%
	Distribution and/or Service (12b-1) Fees (1)	0.4500
	Other Expenses	0.0900

	Total Gross Operating Fees and Expenses	0.6625%
	Acquired Fund (Underlying Fund) Operating Expenses	0.7500

	Total Annual Fund Operating Expenses(2)	1.4125%
(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not
	to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the
	expense examples.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$244	$447	$772	$1,496	$144	$447	$772	$1,496

30	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2040 FUND

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The
Fund’s asset allocation will become more conservative over time.

Performance
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	12.11%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-21.38%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-39.00	-1.85	-0.31
	(after taxes on distributions) (2)	-39.63	-2.61	-0.83
	(after taxes on distributions and sale of shares) (2)	-24.74	-1.63	-0.32
	Russell 3000 Index (3)	-37.31	-1.95	-1.65
	MSCI-EAFE Index NDTR-D (3)	-43.38	1.66	0.92
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.53
	Principal LifeTime 2040 Blended Index (3)(4)	-33.92	-0.80	-0.28
	Morningstar Target-Date 2030+ Category Average	-37.51	-1.91	-0.91
(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index as of March 31, 2008, are 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0%
	Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 61.0% Russell 3000 Index,
	24.5% MSCI EAFE NDTR-D Index, and 14.5% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	31
www.principalfunds.com

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees	0.1225%
	Distribution and/or Service (12b-1) Fees (1)	0.4500
	Other Expenses	0.1600

	Total Gross Operating Fees and Expenses	0.7325%
	Acquired Fund (Underlying Fund) Operating Expenses	0.7700

	Total Annual Fund Operating Expenses(2)	1.5025%
(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not
	to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the
	expense examples.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$253	$475	$820	$1,585	$153	$475	$820	$1,585

32	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PRINCIPAL LIFETIME 2050 FUND

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The
Fund’s asset allocation will become more conservative over time.

Performance
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	13.07%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-22.19%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-40.02	-2.16	-1.09
	(after taxes on distributions) (2)	-40.63	-2.88	-1.58
	(after taxes on distributions and sale of shares) (2)	-25.38	-1.85	-0.95
	Russell 3000 Index (3)	-37.31	-1.95	-1.65
	MSCI-EAFE Index NDTR-D(3)	-43.38	1.66	0.92
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.53
	Principal LifeTime 2050 Blended Index (3)(4)	-35.39	-0.81	-0.57
	Morningstar Target-Date 2030+ Category Average	-37.51	-1.91	-0.91
(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4) The weightings for this blended index as of March 31, 2008, are 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0%
	Barclays Capital Aggregate Bond Index. Effective March 31, 2009, the weightings for this blended index will be 64.2% Russell 3000 Index,
	25.8% MSCI EAFE NDTR-D Index, and 10.0% Barclays Capital Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	33
www.principalfunds.com

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees	0.1225%
	Distribution and/or Service (12b-1) Fees(1)	0.4500
	Other Expenses	0.2400

	Total Gross Operating Fees and Expenses	0.8125%
	Acquired Fund (Underlying Fund) Operating Expenses	0.7900

	Total Annual Fund Operating Expenses(2)	1.6025%
(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the
	expense examples.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$263	$506	$872	$1,683	$163	$506	$872	$1,683

34	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

LARGECAP BLEND FUND I

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in large, established companies.

Main Strategies and Risks

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of the most recent calendar year end, the range was between approximately $0.5 billion and $406.1 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	•	Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	•	Growth Stock Risk	•	Management Risk
• Market Segment (Large Cap) Risk	•	Mid Cap Stock Risk	•	Securities Lending Risk
• Underlying Fund Risk	•	Value Stock Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

Principal Funds, Inc.	RISK/RETURN SUMMARY	35
www.principalfunds.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	14.11%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-21.49%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-37.37	-3.35	-5.31
	(after taxes on distributions) (2)	-37.50	-3.54	-5.45
	(after taxes on distributions and sale of shares) (2)	-24.12	-2.74	-4.34
	S&P 500 Index (3)	-37.00	-2.19	-2.89
	Morningstar Large Blend Category Average	-37.79	-2.47	-3.65
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees(1)	0.44%
Distribution and/or Service (12b-1) Fees (2)	0.45
Other Expenses	0.17

Total Annual Fund Operating Expenses	1.06%
(1) Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.006% (expressed as a percent of average net assets on an annualized basis).
(2) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J Shares. The expense limit may be terminated at any time.

36	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$208	$337	$585	$1,294	$108	$337	$585	$1,294

Principal Funds, Inc.	RISK/RETURN SUMMARY	37
www.principalfunds.com

LARGECAP BLEND FUND II

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an actively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of the most recent calendar year end, this range was between approximately
$0.5 billion and $406.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest in some mid cap and other stocks that fall below the range of companies in the S&P 500 Index.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-
capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets)
may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the
Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

38	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	•	Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	•	Growth Stock Risk	•	Management Risk
• Market Segment (Large Cap) Risk	•	Mid Cap Stock Risk	•	Securities Lending Risk
• Value Stock Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	14.02%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-22.04%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-37.51	-2.73	-2.27
	(after taxes on distributions) (2)	-37.61	-3.65	-2.85
	(after taxes on distributions and sale of shares) (2)	-24.24	-2.18	-1.84
	S&P 500 Index (3)	-37.00	-2.19	-2.89
	Morningstar Large Blend Category Average	-37.79	-2.47	-3.65
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	39
www.principalfunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees (1)	0.74%
Distribution and/or Service (12b-1) Fees (2)	0.45
Other Expenses	0.13

Total Annual Fund Operating Expenses	1.32%
(1) Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.018% (expressed as a percent of average net assets on an annualized basis).
(2) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J Shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$234	$418	$723	$1,590	$134	$418	$723	$1,590

40	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

LARGECAP GROWTH FUND

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. To meet its investment objective, the Fund may invest in initial public offerings and up to 25%
in foreign securities.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	• Initial Public Offerings Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Underlying Fund Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

Principal Funds, Inc.	RISK/RETURN SUMMARY	41
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	13.49%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-26.04%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-43.75	-1.91	-6.97
	(after taxes on distributions) (2)	-43.75	-2.03	-7.05
	(after taxes on distributions and sale of shares) (2)	-28.44	-1.58	-5.65
	Russell 1000 Growth Index (3)	-38.44	-3.42	-5.70
	Morningstar Large Growth Category Average	-40.67	-3.37	-6.23
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.62%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.30

Total Annual Fund Operating Expenses	1.37%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J Shares. The expense limit may be terminated at any time.

42	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$239	$434	$750	$1,646	$139	$434	$750	$1,646

Principal Funds, Inc.	RISK/RETURN SUMMARY	43
www.principalfunds.com

LARGECAP GROWTH FUND I

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index
(as of the most recent calendar year end, this range was between approximately $0.02 billion and $421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest in some mid cap and other stocks that fall below the range of companies in the Russell
Index. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the
Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy,
Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

44	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	•	Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	•	Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	•	Mid Cap Stock Risk	• Securities Lending Risk
• Underlying Fund Risk

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	12.66%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-22.81%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-41.55	-5.05	-7.33
	(after taxes on distributions) (2)	-41.55	-5.49	-7.60
	(after taxes on distributions and sale of shares) (2)	-27.01	-4.09	-5.87
	Russell 1000 Growth Index (3)	-38.44	-3.42	-5.70
	Morningstar Large Growth Category Average	-40.67	-3.37	-6.23
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	45
www.principalfunds.com

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees (1)	0.73%
	Distribution and/or Service (12b-1) Fees (2)	0.45
	Other Expenses	0.28

	Total Annual Fund Operating Expenses	1.46%
(1)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense
	limit will reduce the Fund’s Management Fees by 0.016% (expressed as a percent of average net assets on an annualized basis).
(2)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J Shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$249	$462	$797	$1,746	$149	$462	$797	$1,746

46	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

LARGECAP GROWTH FUND II

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of the most recent calendar year end, the range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to
25% of its assets in securities of foreign companies.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the
Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American
Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy,
Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Principal Funds, Inc.	RISK/RETURN SUMMARY	47
www.principalfunds.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	•	Equity Securities Risk
• Exchange Rate Risk	• Foreign Securities Risk	•	Growth Stock Risk
• Management Risk	• Market Segment (Large Cap) Risk	•	Mid Cap Stock Risk
• Securities Lending Risk	• Underlying Fund Risk

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	14.27%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-22.95%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-38.86	-2.66	-5.85
	(after taxes on distributions) (2)	-38.86	-3.63	-6.43
	(after taxes on distributions and sale of shares) (2)	-25.26	-2.34	-4.85
	Russell 1000 Growth Index (3)	-38.44	-3.42	-5.70
	Morningstar Large Growth Category Average	-40.67	-3.37	-6.23
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

48	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees (1)	0.93%
Distribution and/or Service (12b-1) Fees (2)	0.45
Other Expenses	0.25

Total Annual Fund Operating Expenses	1.63%
(1) Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.014% (expressed as a percent of average net assets on an annualized basis).
(2) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J Shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$266	$514	$887	$1,933	$166	$514	$887	$1,933

Principal Funds, Inc.	RISK/RETURN SUMMARY	49
www.principalfunds.com

LARGECAP S&P 500 INDEX FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The
S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of the most recent calendar year end, the market capitalization range of the Index was between approximately $0.5 billion and $406.1 billion.
Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund will invest in some mid cap stocks. Over the long-term, PGI seeks a very close correlation between performance of the
Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the
S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund.
The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any
S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	•	Equity Securities Risk	• Market Segment (Large Cap) Risk
• Mid Cap Stock Risk	•	Securities Lending Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

50	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	14.93%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-22.11%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-38.06	-3.00	-4.08
	(after taxes on distributions) (2)	-38.26	-3.44	-4.38
	(after taxes on distributions and sale of shares) (2)	-24.48	-2.40	-3.32
	S&P 500 Index (3)	-37.00	-2.19	-2.89
	Morningstar Large Blend Category Average	-37.79	-2.47	-3.65
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	51
www.principalfunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees (1)	0.45
Other Expenses	0.13
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.74%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$176	$237	$411	$918	$76	$237	$411	$918

52	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

LARGECAP VALUE FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2008 ranged between approximately $0.02 billion and
$421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase.
Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
• determination that a stock is selling below its fair market value;
• early recognition of changes in a company’s underlying fundamentals;
• evaluation of the sustainability of fundamental changes; and
• monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	• Management Risk	•	Market Segment (Large Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	•	Underlying Fund Risk
• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	53
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	14.93%
Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-21.97%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years		Life of Fund

Class J (before taxes)	-36.33	-2.08		-1.10
(after taxes on distributions) (2)	-36.52	-2.87		-1.62
(after taxes on distributions and sale of shares) (2)	-23.36	-1.57		-0.82
Russell 1000 Value Index (3)	-36.85	-0.79		-0.04
Morningstar Large Value Category Average	-37.09	-1.79		-1.46

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008		Class J

Management Fees		0.44%
Distribution and/or Service (12b-1) Fees (1)		0.45
Other Expenses		0.24
Acquired Fund Fees and Expenses		0.01

	Total Annual Fund Operating Expenses	1.14%

(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

54	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$216	$362	$628	$1,386	$116	$362	$628	$1,386

Principal Funds, Inc.	RISK/RETURN SUMMARY	55
www.principalfunds.com

LARGECAP VALUE FUND III

Sub-Advisor(s):	AllianceBernstein L.P. ("AllianceBernstein") and Westwood Management Corp.
("Westwood")

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with large market capitalizations (those with market capitalizations similar to companies in the
Russell 1000 Value Index (as of December 31, 2008, this range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund will invest in some mid cap stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein invests primarily in undervalued equity securities of companies that it believes offer above-average potential for growth in future earnings. AllianceBernstein employs an investment strategy generally described as
"value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what
AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value-oriented investing entails adhering to a strong "sell discipline" that generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value-oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that
AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

The equity securities in which Westwood invests will be primarily common stocks, but may also include shares of large-cap stocks of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). Westwood will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies.

Westwood invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Fund,
Westwood utilizes a value style of investing in choosing common stocks that it believes are currently undervalued in the market and possess limited downside risk. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. Westwood will not necessarily sell a security that has depreciated below the Fund's target capitalization range.

56	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the Principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	•	Exchange-Traded Funds Risk
• Foreign Securities Risk	• Management Risk	•	Market Segment (Large Cap) Risk
• Master Limited Partnerships Risk	• Mid Cap Stock Risk	•	Real Estate Securities Risk
• Royalty Trust Risk	• Securities Lending Risk	•	Underlying Fund Risk
• Value Stock Risk

AllianceBernstein has been the Fund's Sub-Advisor since December 6, 2000. Westwood has been a sub-advisor to the Fund since July 15, 2008.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.40%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.68%

Principal Funds, Inc.	RISK/RETURN SUMMARY	57
www.principalfunds.com

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-41.76	-4.37	-0.67
	(after taxes on distributions) (2)	-41.94	-4.99	-1.11
	(after taxes on distributions and sale of shares) (2)	-26.91	-3.35	-0.38
	Russell 1000 Value Index (3)	-36.85	-0.79	-0.04
	Morningstar Large Value Category Average	-37.09	-1.79	-1.46
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees(1)	0.77%
	Distribution and/or Service (12b-1) Fees(2)	0.45
	Other Expenses	0.16

	Total Annual Fund Operating Expenses	1.38%
(1)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The
	expense limit will reduce the Fund’s Management Fees by 0.012% (expressed as a percent of average net assets on an annualized basis).
(2)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$240	$437	$755	$1,657	$140	$437	$755	$1,657

58	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

MIDCAP BLEND FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $14.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage.
PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	• Initial Public Offerings Risk	• Management Risk
• Market Segment (Mid Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	59
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	13.87%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-23.95%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-34.81	0.53	2.47
	(after taxes on distributions) (2)	-35.42	-0.65	1.72
	(after taxes on distributions and sale of shares) (2)	-21.86	0.67	2.26
	Russell MidCap Index (3)	-41.46	-0.71	0.84
	Morningstar Mid-Cap Blend Category Average	-39.18	-1.89	-0.19
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.64%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.17

Total Annual Fund Operating Expenses	1.26%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

60	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$228	$400	$692	$1,523	$128	$400	$692	$1,523

Principal Funds, Inc.	RISK/RETURN SUMMARY	61
www.principalfunds.com

MIDCAP GROWTH FUND

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $14.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above-average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	•	Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	•	Growth Stock Risk	•	Initial Public Offerings Risk
• Management Risk	•	Market Segment (Mid Cap) Risk	•	Mid Cap Stock Risk
• Securities Lending Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

62	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:		Q4 ‘01
Lowest return for a quarter during the period of the bar chart above:		Q3 ‘01

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

Class J (before taxes)	-42.41	-1.36	-7.82
(after taxes on distributions) (2)	-42.41	-1.58	-7.95
(after taxes on distributions and sale of shares) (2)	-27.57	-1.05	-6.27
Russell MidCap Growth Index (3)	-44.32	-2.33	-3.77
Morningstar Mid-Cap Growth Category Average	-43.77	-2.44	-4.64

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	63
www.principalfunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.65%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.36

Total Annual Fund Operating Expenses	1.46%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$249	$462	$797	$1,746	$149	$462	$797	$1,746

64	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

MIDCAP GROWTH FUND III

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and Turner Investment
Partners, Inc. (“Turner”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Growth Fund III's acquisition of the assets of MidCap Growth Fund II. At the time of the acquisition, Jacobs Levy will become an additional sub-advisor to MidCap Growth Fund III. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in March 2009.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $14.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Turner invests the assets allocated to it in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests assets allocated to it in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, Turner's portion of the Fund is fully invested.

In the view of Mellon Capital, many medium-sized companies:
•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.

Mellon Capital may also hold assets allocated to it in investments in large and small capitalization companies, including emerging and cyclical growth companies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. Mellon Capital holds securities generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Principal Funds, Inc.	RISK/RETURN SUMMARY	65
www.principalfunds.com

Mellon Capital's valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Emerging Market Risk	•	Equity Securities Risk
• Exchange Rate Risk	• Foreign Securities Risk	•	Growth Stock Risk
• Initial Public Offerings Risk	• Management Risk	•	Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	•	Underlying Fund Risk

Turner has been the Fund’s Sub-Advisor since December 6, 2000. Mellon Capital has been a Sub-Advisor to this Fund since November 21, 2008.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	24.74%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘01	-31.53%

66	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-49.32	-3.74	-6.85
	(after taxes on distributions) (2)	-49.32	-4.04	-7.04
	(after taxes on distributions and sale of shares) (2)	-32.06	-2.93	-5.46
	Russell MidCap Growth Index (3)	-44.32	-2.33	-3.77
	Morningstar Mid-Cap Growth Category Average	-43.77	-2.44	-4.64
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees (1)	0.99%
Distribution and/or Service (12b-1) Fees (2)	0.45
Other Expenses	0.27

Total Annual Fund Operating Expenses	1.71%
(1) Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.022% (expressed as a percent of average net assets on an annualized basis).
(2) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$274	$539	$928	$2,019	$174	$539	$928	$2,019

Principal Funds, Inc.	RISK/RETURN SUMMARY	67
www.principalfunds.com

MIDCAP S&P 400 INDEX FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the Standard & Poor’s (“S&P”) MidCap 400 Index. The Sub-
Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of the most recent calendar year end, the market capitalization range of the Index was between approximately $0.1 billion and $4.7 billion. Market capitalization is defined as total current market value of a company's outstanding common stock. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	•	Equity Securities Risk	• Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	•	Securities Lending Risk

NOTE: ”Standard & Poor’s MidCap 400” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc.
and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by
Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

68	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	17.50%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-25.79%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-37.32	-1.00	1.00
	(after taxes on distributions) (2)	-38.05	-1.83	0.40
	(after taxes on distributions and sale of shares) (2)	-23.39	-0.72	0.90
	S&P 400 MidCap Stock Index (3)	-36.23	-0.08	1.74
	Morningstar Mid-Cap Blend Category Average	-39.18	-1.89	-0.19
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.23
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.84%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Principal Funds, Inc.	RISK/RETURN SUMMARY	69
www.principalfunds.com

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$186	$268	$466	$1,037	$86	$268	$466	$1,037

70	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

MIDCAP VALUE FUND I

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”) and Los Angeles Capital Management
and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of the most recent calendar year end, the range was between approximately $0.02 billion and $13.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

GSAM selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company’s long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security’s exposure and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Emerging Markets Risk	• Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	• Management Risk	•	Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	• Real Estate Securities Risk	•	Securities Lending Risk
• Underlying Fund Risk	• Value Stock Risk

Principal Funds, Inc.	RISK/RETURN SUMMARY	71
www.principalfunds.com

GSAM has been the Fund’s Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:	Q4 ‘04	12.64%
	Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-23.86%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-36.81	0.87	0.85
	(after taxes on distributions) (2)	-39.96	-0.26	-0.28
	(after taxes on distributions and sale of shares) (2)	-23.74	0.80	0.78
	Russell MidCap Value Index (3)	-38.44	0.33	0.33
	Morningstar Mid-Cap Value Category Average	-36.77	-1.07	-1.13
(1)	Class J shares were first sold on March 1, 2009. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 29, 2003.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

72	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Estimated for the year ending October 31, 2009	Class J

	Management Fees	0.99%
	Distribution and/or Service (12b-1) Fees(1)	0.45
	Other Expenses	0.19

	Total Gross Operating Fees and Expenses	1.63%
	Expense Reimbursement(2)	—

	Net Operating Fees and Expenses	1.63%
	Acquired Fund Fees and Expenses	0.02

	Total Annual Fund Operating Expenses	1.65%
(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J
	shares. The expense limit may be terminated at any time.
(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable
	by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense
	limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
	1.75%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares

		Number of years you own your shares

	1	3	1	3
Class J	$268	$520	$168	$520

Principal Funds, Inc.	RISK/RETURN SUMMARY	73
www.principalfunds.com

MIDCAP VALUE FUND II

Sub-Advisor(s):	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Objective:	The Fund seeks long-term growth of capital.
Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Value Fund I's acquisition of the assets of MidCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the MidCap Value Fund II.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal circumstances, the
Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell
Midcap® Value Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $13.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Jacobs Levy selects stocks by using a value oriented investment approach and using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as
“disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	•	Equity Securities Risk	•	Exchange Rate Risk
• Exchange Traded Funds Risk	•	Foreign Securities Risk	•	Management Risk
• Market Segment (Mid Cap) Risk	•	Mid Cap Stock Risk	•	Real Estate Securities Risk
• Securities Lending Risk	•	Value Stock Risk

Jacobs Levy has been a sub-advisor to the Fund since June 30, 2006.

74	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘03	14.36%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-27.56%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-43.26	-3.39	0.58
	(after taxes on distributions) (2)	-43.37	-4.85	-0.40
	(after taxes on distributions and sale of shares) (2)	-27.98	-2.74	0.56
	Russell MidCap Value Index (3)	-38.44	0.33	3.31
	Morningstar Mid-Cap Value Category Average	-36.77	-1.07	1.72
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	75
www.principalfunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.19

Total Annual Fund Operating Expenses	1.66%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$267	$517	$892	$1,944	$167	$517	$892	$1,944

76	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

MIDCAP VALUE FUND III

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”) and Barrow, Hanley, Mewhinney & Strauss, Inc.
(“BHMS”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal circumstances, the
Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell
Midcap Value Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and
$13.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund’s investments are selected primarily on the basis of fundamental security analysis, focusing on the company’s financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.

The equity investment philosophy of PGI is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals.
PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The BHMS investment strategy of emphasizing low P/E ratios, low price/book ratios and high dividend yields should provide a measure of protection in down markets, helping to preserve assets. In periods of economic recovery and rising equity markets, profitability and earnings growth should be rewarded by the expansion of price/earnings ratios and the generation of excess returns. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS does not attempt to time the market for short-term gains.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	•	Foreign Securities Risk
• Initial Public Offerings Risk	• Management Risk	•	Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	• Real Estate Securities Risk	•	Securities Lending Risk
• Value Stock Risk

PGI has been the Fund’s Sub-advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 12, 2005.

Principal Funds, Inc.	RISK/RETURN SUMMARY	77
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	14.64%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-22.57%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years

	Class J (before taxes)	-37.19	-1.20	2.04
	(after taxes on distributions) (2)	-37.35	-2.77	0.88
	(after taxes on distributions and sale of shares)(2)	-23.96	-1.12	1.59
	Russell MidCap Value Index (3)	-38.44	0.33	4.44
	Morningstar Mid-Cap Value Category Average	-36.77	-1.07	5.23
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

78	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.65%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.16
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.27%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$229	$403	$697	$1,534	$129	$403	$697	$1,534

Principal Funds, Inc.	RISK/RETURN SUMMARY	79
www.principalfunds.com

REAL ESTATE SECURITIES FUND

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal-REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

• equity REITs, which primarily own property and generate revenue from rental income;
• mortgage REITs, which invest in real estate mortgages; and
• hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	• Initial Public Offerings Risk	•	Management Risk
• Mid Cap Stock Risk	• Non-Diversification Risk	•	Real Estate Securities Risk
• Sector Risk	• Securities Lending Risk	•	Small Company Risk
• Underlying Fund Risk

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

80	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘04	17.36%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-33.92%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-33.68	2.55	7.88
	(after taxes on distributions) (2)	-34.17	0.73	6.30
	(after taxes on distributions and sale of shares) (2)	-21.80	2.45	6.83
	MSCI US REIT Index (3)	-37.97	0.67	6.48
	Morningstar Specialty - Real Estate Category Average	-39.55	-0.66	5.51
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.83%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.19

Total Annual Fund Operating Expenses	1.47%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Principal Funds, Inc.	RISK/RETURN SUMMARY	81
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$250	$465	$803	$1,757	$150	$465	$803	$1,757

82	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

SMALLCAP BLEND FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal circumstances, the
Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell
2000® Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals.
PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	•	Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	•	Initial Public Offerings Risk	• Management Risk
• Market Segment (Small Cap) Risk	•	Securities Lending Risk	• Small Company Risk
• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	83
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	19.68%
	Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-26.27%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-37.44	-1.75	2.31
	(after taxes on distributions) (2)	-37.48	-2.68	1.69
	(after taxes on distributions and sale of shares) (2)	-24.28	-1.24	2.13
	Russell 2000 Index (3)	-33.79	-0.93	1.71
	Morningstar Small Blend Category Average	-36.56	-1.30	1.78
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.14
Acquired Fund Fees and Expenses	0.06

Total Annual Fund Operating Expenses	1.40%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

84	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$243	$443	$766	$1,680	$143	$443	$766	$1,680

Principal Funds, Inc.	RISK/RETURN SUMMARY	85
www.principalfunds.com

SMALLCAP GROWTH FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal circumstances, the
Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell
2000 Growth Index (as of the most recent calendar year end, the range was between approximately $0.01 billion and
$3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals.
PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Emerging Market Risk	• Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	•	Initial Public Offerings Risk
• Management Risk	• Market Segment (Small Cap) Risk	•	Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

86	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	33.36%
	Lowest return for a quarter during the period of the bar chart above:		Q3 ‘01	-33.20%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-44.95	-4.53	-4.71
	(after taxes on distributions) (2)	-44.95	-5.19	-5.31
	(after taxes on distributions and sale of shares) (2)	-29.22	-3.54	-3.83
	Russell 2000 Growth Index (3)	-38.54	-2.35	-2.23
	Morningstar Small Growth Category Average	-41.55	-3.52	-3.04
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.26
Acquired Fund Fees and Expenses	0.04

Total Annual Fund Operating Expenses	1.50%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Principal Funds, Inc.	RISK/RETURN SUMMARY	87
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$253	$474	$818	$1,791	$153	$474	$818	$1,791

88	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

SMALLCAP GROWTH FUND I

Sub-Advisor(s):	AllianceBernstein L.P. ("AllianceBernstein")

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Growth Fund I's acquisition of the assets of SmallCap Growth Fund III. At the time of the acquisition, Columbus Circle Investors (“CCI”)
will become an additional sub-advisor to SmallCap Growth Fund I if the shareholders of the SmallCap Growth Fund I approve the addition at a Special Meeting of the Shareholders of Principal Funds, Inc. (“PFI”) tentatively scheduled for
April 2009. Additional information is expected to be mailed to record date shareholders in March 2009. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of PFI tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/
Prospectus that is expected to be mailed to record date shareholders in March 2009.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell
2000 Growth Index (as of December 31, 2008, the range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the
Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

AllianceBernstein employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies whose prospective earnings growth has been underestimated by the marketplace or whose earnings prospects are not fully reflected in current market valuations. In doing so, AllianceBernstein analyzes such factors as:

  Earnings growth potential relative to competitors
  Market share and competitive leadership of the company's products
  Quality of management
  Financial condition (such as debt to equity ratio)
  Valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Principal Funds, Inc.	RISK/RETURN SUMMARY	89
www.principalfunds.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Initial Public Offerings Risk
• Management Risk	• Market Segment (Small Cap) Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	27.02%
	Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-29.28%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-46.08	-4.43	-5.96
	(after taxes on distributions) (2)	-46.08	-4.89	-6.24
	(after taxes on distributions and sale of shares) (2)	-29.95	-3.57	-4.80
	Russell 2000 Growth Index (3)	-38.54	-2.35	-2.23
	Morningstar Small Growth Category Average	-41.55	-3.52	-3.04
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

90	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees (1)	1.10%
	Distribution and/or Service (12b-1) Fees (2)	0.45
	Other Expenses	0.48

	Total Annual Fund Operating Expenses	2.03%
(1)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The
	expense limit will reduce the Fund’s Management Fees by 0.022% (expressed as a percent of average net assets on an annualized basis).
(2)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$306	$637	$1,093	$2,358	$206	$637	$1,093	$2,358

Principal Funds, Inc.	RISK/RETURN SUMMARY	91
www.principalfunds.com

SMALLCAP GROWTH FUND II

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers,
Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal circumstances, the
Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of
1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.
The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to
Essex’s long-term growth expectations.

92	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	•	Initial Public Offerings Risk
• Management Risk	• Market Segment (Small Cap) Risk	•	Securities Lending Risk
• Small Company Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	29.53%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘01	-31.26%

Principal Funds, Inc.	RISK/RETURN SUMMARY	93
www.principalfunds.com

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-43.25	-5.42	-6.90
	(after taxes on distributions) (2)	-43.25	-6.09	-7.33
	(after taxes on distributions and sale of shares) (2)	-28.11	-4.23	-5.45
	Russell 2000 Growth Index (3)	-38.54	-2.35	-2.23
	Morningstar Small Growth Category Average	-41.55	-3.52	-3.04
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

	Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	For the year ended October 31, 2008	Class J

	Management Fees(1)	1.00%
	Distribution and/or Service (12b-1) Fees(2)	0.45
	Other Expenses	0.44

	Total Annual Fund Operating Expenses	1.89%
	Expense Reimbursement (3)	0.29

	Net Expenses	1.60%
(1)	Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The
	expense limit will reduce the Fund’s Management Fees by 0.020% (expressed as a percent of average net assets on an annualized basis).
(2)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense
	limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
	not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(3)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable
	by the Fund, excluding interest expense, through the period ending October 31, 2009. The expense limit will maintain a total level of operating
	expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$263	$561	$990	$2,184	$163	$561	$990	$2,184

94	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

SMALLCAP S&P 600 INDEX FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the Standard & Poor’s (“S&P”) SmallCap 600 Index. The
Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of the most recent calendar year end, the market capitalization range of the Index was between approximately $0.02 billion and $2.3 billion. Market capitalization is defined as total current market value of a company's outstanding common stock. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Market Segment (Small Cap) Risk
• Securities Lending Risk	• Small Company Risk	• Underlying Fund Risk

NOTE:	”Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies,
Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by
Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	95
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	20.28%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-25.38%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-32.20	-0.03	3.27
	(after taxes on distributions) (2)	-33.15	-1.02	2.57
	(after taxes on distributions and sale of shares)(2)	-20.02	0.02	2.81
	S&P SmallCap 600 Stock Index (3)	-31.07	0.88	3.52
	Morningstar Small Blend Category Average	-36.56	-1.30	1.78
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.28

Total Annual Fund Operating Expenses	0.88%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

96	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$190	$281	$488	$1,084	$90	$281	$488	$1,084

Principal Funds, Inc.	RISK/RETURN SUMMARY	97
www.principalfunds.com

SMALLCAP VALUE FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal circumstances, the
Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell
2000 Value Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and
$3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals.
PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	•	Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	•	Initial Public Offerings Risk	• Management Risk
• Market Segment (Small Cap) Risk	•	Real Estate Securities Risk	• Securities Lending Risk
• Small Company Risk	•	Underlying Fund Risk	• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

98	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	22.94%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-22.16%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-28.99	0.06	6.00
	(after taxes on distributions) (2)	-29.00	-1.33	4.76
	(after taxes on distributions and sale of shares) (2)	-18.83	-0.27	4.81
	Russell 2000 Value Index (3)	-28.92	0.27	5.15
	Morningstar Small Value Category Average	-32.24	-0.97	4.17
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.22

Total Annual Fund Operating Expenses	1.42%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Principal Funds, Inc.	RISK/RETURN SUMMARY	99
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$245	$449	$776	$1,702	$145	$449	$776	$1,702

100	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

SMALLCAP VALUE FUND II

Sub-Advisor(s):	Dimensional Fund Advisors (“Dimensional”) and Vaughan Nelson Investment
Management, LP (“Vaughan Nelson”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Value Fund II's acquisition of the assets of SmallCap Value Fund III. At the time of the acquisition, Los Angeles Capital Management and Equity Research, Inc. will become an additional sub-advisor to SmallCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the SmallCap Value Fund III.

Main Strategies and Risks
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small market capitalization companies. Up to 25% of the Fund’s assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which
Dimensional believes to be value stocks at the time of purchase. Dimensional considers small companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Under Dimensional’s market capitalization guidelines described above, as of
December 31, 2008, the market capitalization of a small cap company was defined by the 10% market capitalization guideline, which was $1,737 million or below. This dollar amount will change due to market conditions. Market capitalization is defined as total current market value of a company's outstanding common stock.

Dimensional considers a security to be a value stock primarily because the company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.

Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may deviate from market capitalization weighting to limit or fix the exposure of the Fund to a particular issuer to a maximum proportion of the assets of the
Fund. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting.

Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of such companies.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

  companies earning a positive economic margin with stable-to-improving returns;
  companies valued at a discount to their asset value; and
  companies with an attractive dividend yield and minimal basis risk.
Principal Funds, Inc.	RISK/RETURN SUMMARY	101
www.principalfunds.com

In selecting investments, Vaughan Nelson generally employs the following strategy:
•	value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
•	Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
•	uses fundamental analysis to construct a portfolio of securities that Vaughan Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Management Risk	• Market Segment (Small Cap and	• Mid Cap Stock Risk
• Securities Lending Risk	Mid Cap) Risk	• Small Company Risk
• Value Stock Risk

Dimensional has been the Fund’s Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub-Advisor as of October 3, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q1 ‘06	13.70%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-27.77%

102	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Life of Fund

	Class J (before taxes)	-38.16	-3.75
	(after taxes on distributions) (2)	-39.14	-5.48
	(after taxes on distributions and sale of shares) (2)	-23.59	-3.19
	Russell MidCap Value Index (3)	-28.92	-0.27
	Morningstar Mid-Cap Value Category Average	-32.24	-1.78
(1)	Class J shares were first sold on March 1, 2009. The returns for the periods prior to that date are based on the performance of the Institutional
	Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no
	higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on June 1, 2004.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Estimated for the year ended October 31, 2009	Class J

Management Fees(3)	1.00%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.44
Acquired Fund Fees and Expenses	0.04

Total Annual Fund Operating Expenses	1.93%
Expense Reimbursement(2)	—

Net Expenses	1.93%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time
(2) Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
1.95%.
(3) Effective July 1, 2009, Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.024% (expressed as a percent of average net assets on an annualized basis

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares

		Number of years you own your shares

	1	3	1	3
Class J	$296	$606	$196	$606

Principal Funds, Inc.	RISK/RETURN SUMMARY	103
www.principalfunds.com

SMALLCAP VALUE FUND III

Sub-Advisor(s):	Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Value Fund II's acquisition of the assets of SmallCap Value Fund III. At the time of the acquisition, Los Angeles Capital Management and Equity Research, Inc. will become an additional sub-advisor to SmallCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the SmallCap Value Fund III.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal circumstances, the
Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion) or up to
$2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Initial Public Offerings Risk	• Management Risk	• Market Segment (Small Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Small Company Risk
• Value Stock Risk

LA Capital became a Sub-Advisor to this Fund on September 1, 2004.

104	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	19.16%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-24.99%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-30.73	-1.96	3.01
	(after taxes on distributions) (2)	-30.85	-3.63	1.79
	(after taxes on distributions and sale of shares) (2)	-19.83	-1.11	2.92
	Russell 2000 Value Index (3)	-28.92	0.27	4.92
	Morningstar Small Value Category Average	-32.24	-0.97	3.87
(1)	Lifetime results are measured from the date the Class J shares were first sold (March 1, 2001).
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	105
www.principalfunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.45

Total Annual Fund Operating Expenses	1.90%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$293	$597	$1,026	$2,222	$193	$597	$1,026	$2,222

106	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

DIVERSIFIED INTERNATIONAL FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in foreign securities, which are:

• companies with their principal place of business or principal office outside the U.S. or
• companies for which the principal securities trading market is outside the U.S.

Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and
the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

In choosing investments for the Fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Management Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	107
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘03	17.41%
	Lowest return for a quarter during the period of the bar chart above:		Q3 ‘08	-24.16%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-47.13	2.70	-0.29
	(after taxes on distributions) (2)	-47.09	1.71	-0.89
	(after taxes on distributions and sale of shares) (2)	-30.20	2.74	0.01
	MSCI ACWI Ex-US Index (3)	-34.99	-2.62	1.09
	Morningstar Foreign Large Blend Category Average	-43.99	1.21	-0.93
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

108	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.87%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.22

Total Annual Fund Operating Expenses	1.54%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$257	$486	$839	$1,834	$157	$486	$839	$1,834

Principal Funds, Inc.	RISK/RETURN SUMMARY	109
www.principalfunds.com

INTERNATIONAL EMERGING MARKETS FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries.
Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the
International Bank for Reconstruction and Development (also known as the World Bank) and the International
Financial Corporation). These countries generally include every nation in the world except the United States, Canada,
Japan, Australia, New Zealand, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in foreign securities, which are:
• companies with their principal place of business or principal office in emerging market countries or
• companies for which their principal securities trading market is an emerging market country.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Management Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

110	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q4 ‘01	26.53%
	Lowest return for a quarter during the period of the bar chart above:		Q3 ‘08	-29.16%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-55.16	7.90	8.84
	(after taxes on distributions) (2)	-55.00	5.80	7.51
	(after taxes on distributions and sale of shares) (2)	-35.61	6.61	7.64
	MSCI-Emerging Markets NDTR D Index (3)	-53.33	7.65	9.45
	Morningstar Diversified Emerging Mkts. Category Average	-54.44	6.13	8.00
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	1.19%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.20

Total Annual Fund Operating Expenses	1.84%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Principal Funds, Inc.	RISK/RETURN SUMMARY	111
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$287	$579	$995	$2,159	$187	$579	$995	$2,159

112	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

INTERNATIONAL GROWTH FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world.
The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:
• the company’s principal place of business or principal offices outside the U.S.;
• the company’s principal securities trading market is outside the U.S.; and
• the company, regardless of where its securities are traded, that derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	•	Equity Securities Risk	•	Exchange Rate Risk
• Foreign Securities Risk	•	Growth Stock Risk	•	Management Risk
• Market Segment (Large Cap) Risk	•	Mid Cap Stock Risk	•	Securities Lending Risk
• Small Company Risk	•	Underlying Fund Risk

PGI became the Sub-Advisor to the Fund on November 1, 2002.

Principal Funds, Inc.	RISK/RETURN SUMMARY	113
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:		Q2 ‘03
Lowest return for a quarter during the period of the bar chart above:		Q3 ‘08

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

Class J (before taxes)	-47.84	1.41	-0.59
(after taxes on distributions) (2)	-47.79	-0.12	-1.53
(after taxes on distributions and sale of shares) (2)	-30.77	1.25	-0.48

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

114	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.97%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.18
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.61%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$264	$508	$876	$1,911	$164	$508	$876	$1,911

Principal Funds, Inc.	RISK/RETURN SUMMARY	115
www.principalfunds.com

BOND & MORTGAGE SECURITIES FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Fund seeks to provide current income.
Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating
Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond”
to mean any debt security. Under normal circumstances, the Fund invests in:
• securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
• mortgage-backed securities representing an interest in a pool of mortgage loans;
• debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
• securities issued or guaranteed by the governments of Canada (provincial or federal government) or the
United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:
• common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
• securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2008, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.29% in securities rated Aaa	12.21% in securities rated Baa	0.28% in securities rated Caa
5.79% in securities rated Aa	4.87% in securities rated Ba	0.03% in securities rated Ca
8.88% in securities rated A	3.54% in securities rated B	0.00% in securities rated C
0.11% in securities not rated

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Eurodollar and Yankee Obligations
• Fixed-Income Securities Risk	• Foreign Securities Risk	Risk
• High Yield Securities Risk	• Management Risk	• Municipal Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• Securities Lending Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

116	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q3 ‘02	4.03%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-6.25%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-15.49	-0.81	1.84
	(after taxes on distributions) (2)	-16.90	-2.17	0.38
	(after taxes on distributions and sale of shares) (2)	-9.98	-1.39	0.76
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.74
	Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	3.68
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.51%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.16

Total Annual Fund Operating Expenses	1.12%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Principal Funds, Inc.	RISK/RETURN SUMMARY	117
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$214	$356	$617	$1,363	$114	$356	$617	$1,363

118	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

GOVERNMENT & HIGH QUALITY BOND FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Fund seeks to provide current income.
Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

On September 8, 2008, the Board of Directors of Principal Funds, Inc. approved the proposal for the Mortgage
Securities Fund to acquire the Government & High Quality Bond Fund. The proposal was approved at a Special
Meeting of Shareholders of Principal Funds, Inc. (“PFI”) on February 13, 2009. As a result of the current conditions in the markets for the portfolio securities of the PFI Government & High Quality Bond Fund (the Acquired Fund),
management of PFI, after consultation with the Board of Directors, has determined to postpone the closing of the combination of the Acquired Fund into the Mortgage Securities Fund (the Acquiring Fund). Management intends to monitor evolving market conditions and will seek to close the transaction as soon as practicable after the originally scheduled date of February 20, 2009. If the transaction has not closed by April 20, 2009, management will consult further with the Board regarding the appropriate course to be taken.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or,
if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Fixed-Income Securities Risk
• Management Risk	• Portfolio Duration Risk	• Prepayment Risk
• Securities Lending Risk	• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Funds, Inc.	RISK/RETURN SUMMARY	119
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q3 ‘01	3.93%
	Lowest return for a quarter during the period of the bar chart above:		Q2 ‘04	-1.78%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-3.42	1.79	3.03
	(after taxes on distributions) (2)	-4.92	0.48	1.59
	(after taxes on distributions and sale of shares) (2)	-2.21	0.78	1.74
	Barclays Capital Government/Mortgage Index (3)	10.17	5.74	6.14
	Morningstar Intermediate Government Category Average	4.76	3.84	4.60
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.20

Total Annual Fund Operating Expenses	1.05%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

120	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$207	$334	$579	$1,283	$107	$334	$579	$1,283

Principal Funds, Inc.	RISK/RETURN SUMMARY	121
www.principalfunds.com

HIGH QUALITY INTERMEDIATE-TERM BOND FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Fund seeks to provide current income.
Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor’s Rating
Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
• securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
• mortgage-backed securities representing an interest in a pool of mortgage loans;
• debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by
S&P or Moody’s or, if not rated, in PGI’s opinion, of comparable quality; and
• securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United
Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:
• common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
• securities rated less than the three highest grades of S&P or Moody’s but not lower than BBB- (S&P) or Baa3
(Moody’s) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	•	Eurodollar and Yankee Obligations
• Fixed-Income Securities Risk	• Foreign Securities Risk		Risk
• Management Risk	• Municipal Securities Risk	•	Portfolio Duration Risk
• Prepayment Risk	• Real Estate Securities Risk	•	Securities Lending Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

122	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q3 ‘02	4.46%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-11.25%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-20.20	-2.06	1.03
	(after taxes on distributions) (2)	-22.39	-3.52	-0.56
	(after taxes on distributions and sale of shares) (2)	-13.14	-2.46	0.03
	Barclays Capital Aggregate Bond Index (3)	5.24	4.65	5.74
	Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	3.68
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.27

Total Annual Fund Operating Expenses	1.12%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Principal Funds, Inc.	RISK/RETURN SUMMARY	123
www.principalfunds.com

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$214	$356	$617	$1,363	$114	$356	$617	$1,363

124	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

INFLATION PROTECTION FUND

Sub-Advisor(s):	BlackRock Financial Management, Inc. ("BlackRock")
Objective:	The Fund seeks to provide current income and real (after inflation) total returns.
Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
The fund normally invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S.
governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
"Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index.

The fund may invest up to 15% of it assets in non-investment grade bonds (high yield or junk bonds) (rated BB or lower by S&P or Ba or lower by Moody’s) or securities of emerging market issuers. The fund may also invest up to
25% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above average real return. The fund measures its performance against the benchmark. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by
Standard & Poor's or Ba or lower by Moody's) or will be determined by BlackRock to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in BlackRock's opinion, the risk of continuing to hold the security is unacceptable when compared to its real return potential. BlackRock may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps
(collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.
The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Exchange Rate Risk
• Fixed-Income Securities Risk	• Foreign Securities Risk	• High Yield Securities Risk
• Management Risk	• Portfolio Duration Risk	• Prepayment Risk
• Securities Lending Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

Principal Funds, Inc.	RISK/RETURN SUMMARY	125
www.principalfunds.com

Black Rock has been the Fund’s Sub-Advisor since December 31, 2008.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:	Q3 ‘06	3.39%
	Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-10.49%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Life of Fund

	Class J (before taxes)	-19.36	-2.99
	(after taxes on distributions) (2)	-21.04	-4.80
	(after taxes on distributions and sale of shares) (2)	-12.35	-3.37
	Barclays Capital US Treasury TIPS Index (3)	-2.35	3.00
	Morningstar Inflation-Protected Bond Category Average	-4.08	1.76
(1)	Lifetime results are measured from the date the Class J shares were first sold (December 29, 2004).
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

126	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.59

Total Annual Fund Operating Expenses	1.44%
Expense Reimbursement (2)	0.29

Net Expenses	1.15%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2) Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.15%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$217	$422	$755	$1,695	$117	$422	$755	$1,695

Principal Funds, Inc.	RISK/RETURN SUMMARY	127
www.principalfunds.com

MORTGAGE SECURITIES FUND

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by
Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	•	Fixed-Income Securities Risk	• Management Risk
• Portfolio Duration Risk	•	Prepayment Risk	• Real Estate Securities Risk
• Sector Risk	•	Securities Lending Risk	• Underlying Fund Risk
• U.S. Government Securities Risk	•	U.S. Government Sponsored
Securities Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

128	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q3 ‘01	4.10%
	Lowest return for a quarter during the period of the bar chart above:		Q2 ‘04	-1.25%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years

	Class J (before taxes)	2.54	3.78	4.61
	(after taxes on distributions) (2)	0.89	2.18	2.71
	(after taxes on distributions and sale of shares)(2)	1.63	2.28	2.77
	Citigroup Mortgage Index (3)	8.49	5.61	6.10
	Morningstar Intermediate Government Category Average	4.76	3.84	4.66
(1)	Class J shares were first sold on December 15, 2008. The returns for the periods prior to that date are based on the performance of Class A
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance on Class A shares. The Fund commenced operations after succeeding to the operations of another fund on
	January 12, 2007. On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the Fund’s performance for
	periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance information reflects no deduction for fees, expenses, or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Estimated for the period ending October 31, 2009	Class J

Management Fees	0.50%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.19

Total Annual Fund Operating Expenses	1.14%
Expense Reimbursement(2)	0.14

Net Expenses	1.00%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.
(2) Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.00%.

Principal Funds, Inc.	RISK/RETURN SUMMARY	129
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$202	$346	$612	$1,371	$102	$346	$612	$1,371

130	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

PREFERRED SECURITIES FUND

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating
Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the
Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have
“preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-
income securities - the fixed-income payments are expected to be the primary source of long-term investment return.
Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the
Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Equity Securities Risk
• Eurodollar and Yankee Obligations	• Fixed-Income Securities Risk	• Foreign Securities Risk
Risk	• Management Risk	• Non-Diversification Risk
• Portfolio Duration Risk	• Real Estate Securities Risk	• Sector Risk
• Securities Lending Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored Securi-
ties Risk

Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

Principal Funds, Inc.	RISK/RETURN SUMMARY	131
www.principalfunds.com

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q2 ‘03	5.33%
	Lowest return for a quarter during the period of the bar chart above:		Q3 ‘08	-21.11%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-23.59	-4.86	-1.69
	(after taxes on distributions) (2)	-25.14	-6.43	-3.16
	(after taxes on distributions and sale of shares) (2)	-14.89	-4.69	-2.04
	Merrill Lynch Fixed Rate Preferred Securities Index (3)(4)	-2.79	-0.65	-1.78
	Barclays Capital U.S. Tier I Capital Securities Index (3)	-33.79	-5.75	-1.05
	Preferreds Blended Index(3)(5)	-27.52	-5.24	-1.34
	Merrill Lynch Hybrid Preferred Securities Index (3)	-2.79	-0.65	1.77
	Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	3.07
(1)	Class J shares were first sold on December 29, 2003. The returns for the periods prior to that date are based on the performance of the
	Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods
	that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on May 1, 2002.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The Manager and portfolio managers believe this index is a better representation of the universe of investment choices open to the Fund under
	its investment philosophy. The former index, Merrill Lynch Hybrid Preferred Securities Index, is also shown.
(5)	The weightings for this blended index are 65% Merrill Lynch Fixed Rate Preferred Securities Index and 35% Barclays Capital U.S. Tier I Capital
	Securities Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.73%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.32

Total Annual Fund Operating Expenses	1.50%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

132	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$253	$474	$818	$1,791	$153	$474	$818	$1,791

Principal Funds, Inc.	RISK/RETURN SUMMARY	133
www.principalfunds.com

SHORT-TERM BOND FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Fund seeks to provide current income.
Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or probable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:
• securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
• debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s
Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
• mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (commonly known as
“junk bonds” or “high yield securities”) and lend its portfolio securities to brokers, dealers and other financial institutions. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk		• Exchange Rate Risk
• Fixed-Income Securities Risk	• Eurodollar and Yankee Obligations Risk	• Foreign Securities Risk
• High Yield Securities Risk	• Management Risk	• Municipal Securities Risk
• Prepayment Risk	• Portfolio Duration Risk	• Real Estate Securities Risk
• Securities Lending Risk	• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

134	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower
.
	Highest return for a quarter during the period of the bar chart above:		Q3 ‘01	3.72%
	Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-8.59%

	Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-14.84	-1.32	1.11
	(after taxes on distributions) (2)	-16.34	-2.64	-0.33
	(after taxes on distributions and sale of shares) (2)	-9.55	-1.80	0.15
	Barclays Capital Government/Credit 1-3 Index (3)	-20.91	1.10	4.74
	Morningstar Short-Term Bond Category Average	-4.23	1.23	2.71
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and
	local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not
	relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees(1)	0.45
Other Expenses	0.21

Total Annual Fund Operating Expenses	1.06%
(1) The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis)
not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

Principal Funds, Inc.	RISK/RETURN SUMMARY	135
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$208	$337	$585	$1,294	$108	$337	$585	$1,294

136	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

ULTRA SHORT BOND FUND

(CLOSED TO NEW INVESTORS AS OF CLOSE OF BUSINESS DECEMBER 31, 2008)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Fund seeks to provide current income while seeking capital preservation.
Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund invests primarily in high quality, short-term fixed-income securities. Over the next 12 months (the "transition period"), the Fund will gradually increase its purchase of high quality, short-term money market instruments which
Principal Global Investors, LLC ("PGI") believes present minimal credit risks with the goal of establishing a portfolio that resembles that of a money market fund. Such securities will be "eligible securities" as defined in the Securities and Exchange Commission Rule 2a-7 promulgated under the Investment Company Act of 1940. These eligible securities will be primarily made up of the following types of securities:
• securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
• securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
• bank obligations including:
• certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank;
or,
• bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
• commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
• corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund have 397 days or less remaining to maturity;
• repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week)
but may also have a longer maturity; and
• taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

At the end of the transition period, management intends to recommend to the board of directors that the Fund be combined with the Principal Funds, Inc. Money Market Fund.

Throughout the transition period, the Fund will maintain a dollar-weighted effective maturity of up to 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid.
The Fund considers the term "bond" to mean any debt security. Such securities include:
• debt securities of U.S. issuers rated in the four highest grades by Standard & Poor's Rating Service ("S&P) or
Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
• mortgage-backed securities representing an interest in a pool of mortgage loans.

Throughout the transition period, the Fund continues to invest in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

Principal Funds, Inc.	RISK/RETURN SUMMARY	137
www.principalfunds.com

Throughout the transition period, the Fund may continue to hold below-investment grade fixed-income securities ("junk bonds"). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities and are rated Ba or lower by Moody's or BB or lower by S&P. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended October 31, 2008, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

61.46% in securities rated Aaa	13.87% in securities rated Baa	0.12% in securities rated Caa
6.95% in securities rated Aa	3.68% in securities rated Ba	0.01% in securities rated Ca
12.42% in securities rated A	1.32% in securities rated B	0.03% in securities rated C
	0.12% in securities not rated	0.02% in securities rated D

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Eurodollar and Yankee Obligations
• Fixed-Income Securities Risk	• High Yield Securities Risk	Risk
• Management Risk	• Municipal Securities Risk	• Portfolio Duration Risk
• Prepayment Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since June 15, 2001.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

Highest return for a quarter during the period of the bar chart above:	Q3 ‘06	1.29%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-9.27%

138	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	-20.75	-3.26	-1.23
	(after taxes on distributions) (2)	-21.89	-4.43	‘-2.38
	(after taxes on distributions and sale of shares) (2)	-13.39	-3.30	-1.61
	6-Month LIBOR Index (3)	3.96	3.90	3.30
	Morningstar Ultrashort Bond Category Average	-7.89	0.85	1.17
(1)	Lifetime results are measured from the date the Class J shares were first sold (June 15, 2001).
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state
	and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown
	are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement
	accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Funds, Inc.	RISK/RETURN SUMMARY	139
www.principalfunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees(1)	0.38%
Distribution and/or Service (12b-1) Fees(2)	0.00
Other Expenses	0.26

Total Annual Fund Operating Expenses	0.64%
(1) Expense information has been restated to reflect current fees. Effective January 1, 2009, the Fund’s management fees were decreased.
(2) Expense information has been restated to reflect current fees. Effective January 1, 2009, the Fund’s Distribution and/or Service (12b-1) Fees
were eliminated.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$165	$205	$357	$798	$65	$205	$357	$798

140	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

MONEY MARKET FUND

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are
U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of
1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
• to take advantage of market variations;
• to generate cash to cover sales of Fund shares by its shareholders; or
• upon revised credit opinions of the security’s issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

• securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
• securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
• bank obligations including:
• certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank;
or,
• bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
• commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
• corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
• repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week)
but may also have a longer maturity; and
• taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Principal Funds, Inc.	RISK/RETURN SUMMARY	141
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The Program guarantees Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008, or the number of shares held in the account the date the Fund “breaks the buck” (the date the Fund’s net asset value falls below $0.995, is not immediately restored, and the Fund liquidates), whichever is less. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Fund on September 19, 2008. The Program remains in effect until April 30, 2009, unless extended by the United States Treasury Department. If the Program is extended, the Board of Directors of Principal Funds, Inc. would need to approve the Fund’s continued participation in the Program. Further information about the Program is available at www.ustreas.gov.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Eurodollar and Yankee Obligations	• Fixed-Income Securities Risk	• Investment Company Securities Risk
Risk	• Management Risk	• Municipal Securities Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower .

	Highest return for a quarter during the period of the bar chart above:		Q1 ‘01	1.18%
	Lowest return for a quarter during the period of the bar chart above:		Q2 ‘03 - Q2 ‘04	0.00%

	Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

	For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund

	Class J (before taxes)	1.23	2.61	2.11
	Barclays Capital U.S. Treasury Bellwethers 3 Month Index(2)	2.24	3.30	2.99
(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class
	shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher
	than the historical performance of the R-3 Class shares. The R-3 Class shares were first sold on December 6, 2000.
(2)	Index performance does not reflect deductions for fees, expenses or taxes.
To obtain the Fund’s current yield, call 1-800-547-7754
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

142	RISK/RETURN SUMMARY	Principal Funds, Inc.
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2008	Class J

Management Fees	0.38%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses	0.24

Total Annual Fund Operating Expenses(1)	0.87%
(1) Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at anytime.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		If you sell your shares			If you do not sell your shares

			Number of years you own your shares

	1	3	5	10	1	3	5	10

Class J	$189	$278	$482	$1,073	$89	$278	$482	$1,073

Principal Funds, Inc.	RISK/RETURN SUMMARY	143
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THE COSTS OF INVESTING

Fees and Expenses of the Funds

The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

One-time Fees

If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is not imposed on shares:

that were purchased pursuant to the Small Amount Force Out program (SAFO);

redeemed within 90 days after an account is re-registered due to a shareholder's death; or

redeemed due to a shareholder's disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;

redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non- monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);

that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

An excessive trading fee (see “Frequent Purchases and Redemptions”) of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market or Ultra Short Bond Funds or to redemptions made: through a systematic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares' redemption.

Ongoing Fees

Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying fund, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds' operating expenses.

Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

  Management Fee - Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
  Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
  Transfer Agent Fee - Principal Shareholder Services, Inc. ("PSS") has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.

Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.

144	THE COSTS OF INVESTING	Principal Funds, Inc.
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DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Distribution and/or Service (12b-1) Fees
Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the
Class J shares of Principal Funds. Under the 12b-1 Plans, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. Because Rule 12b-1 fees are paid out of
Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders
(as a percentage of average daily net assets) for each of the Funds are set forth below:

Maximum Annualized
Fund	Rule 12b-1 Fee

All Funds (except Money Market and Ultra Short Bond Funds)	0.45%
Money Market Fund	0.25%
Ultra Short Bond Fund	0.00%

As of the date of this prospectus the Distributor has voluntarily agreed to reduce the 12b-1 fee from 0.45% to 0.40%.
The effect of this reduction will be to lower each Fund's total operating expenses and increase the Fund's total return.
Payments under the 12b-1 plan will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify or leave unchanged the 12b-1 plan at the time the board directs the closure of the fund.

The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Payments to Financial Professionals and Their Firms. Intermediaries market and sell shares of the Funds and/or provide services to the Funds' shareholders. These intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds, making referrals and/or providing services to the Funds' shareholders.
Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 fee that the shareholder or the Funds pay to the Distributor. Individual Financial Professionals may generally receive some or all of the amounts paid to the intermediary with which he or she is associated.

The Distributor and/or its affiliates provide services to and/or funding vehicles for retirement plans. The Distributor and its affiliates may pay a bonus or other consideration or incentive to dealers if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of
Distributor, if the dealer sold the funding vehicle the retirement plan utilizes or based on the dealer's relationship to the retirement plan. The dealer may pay to its Financial Professionals some or all of the amounts the Distributor pays to the dealer.

Principal Funds, Inc.	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	145
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The Distributor and its affiliates may, from time-to-time, at its expense or through use of amounts it receives from the Fund through Rule 12b-1 fees, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, the Distributor and its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers' support of, and participation in, Distributor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from resources of Distributor or its affiliates, from its retention of underwriting concessions and from Rule 12b-1 fees.

If one mutual fund sponsor pays more compensation than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more compensation for one share class versus another, then they may have an incentive to recommend that share class.

Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management ("SAM") Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

146	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Funds, Inc.
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Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date.
Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security.
In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy
(those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the
Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered
Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss.
These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Principal Funds, Inc.	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	147
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Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements.
These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as
"REITs." In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs.
REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

High Yield Securities
The Bond & Mortgage Securities, Inflation Protection, Short-Term Bond and Ultra Short Bond Funds may invest in debt securities rated BB or lower by S&P or Ba or lower by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher- grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

148	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Funds, Inc.
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The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Municipal Obligations and AMT-Subject Bonds
The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

“AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Initial Public Offerings ("IPOs")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options,

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futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps), and forward currency contracts for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
• the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
• the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
• the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
• the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets and International
Growth Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government &
High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
• companies with their principal place of business or principal office outside the U.S. or
• companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on
U.S. exchanges.

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Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a
Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments.
Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund.
Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:
• increased social, political, and economic instability;
• a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
• lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
• foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
• relatively new capital market structure or market-oriented economy;
• the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
• restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
• possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Small and Medium Capitalization Companies
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, High Quality Intermediate-Term Bond, Inflation
Protection, LargeCap Blend I, LargeCap Blend II, LargeCap Growth, LargeCap Growth I, LargeCap Growth II,
LargeCap S&P 500 Index, LargeCap Value, LargeCap Value III, Money Market, Preferred Securities, Real Estate
Securities, Short-Term Bond, and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the
Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective.
For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management ("SAM") Portfolio
directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying
Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or
SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance.
In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal
LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the
Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under
Underlying Fund Risk.

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Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) which may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money
Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other
Funds may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial
Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation ("Principal") serves as the manager for the Fund. Through the Management
Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969.
Principal's address is Principal Financial Group, Des Moines, Iowa 50392.

On or about July 1, 2009, Principal will provide investment advisory services with respect to 10-40% of the assets of the following Funds: LargeCap Blend Fund I, LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Growth
Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, SmallCap Growth Fund I, SmallCap
Growth Fund II, and SmallCap Value Fund II. The remaining assets in each of these Funds will be managed by the sub-advisor(s) named in the prospectus.

Principal will provide these investment advisory services through a portfolio manager who will function as a co-
employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager will have access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager will also have access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L.
Welch. The Portfolio managers appointed by PGI for each Principal LifeTime Fund are David M. Blake, Tim Dunbar, and Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, Blake, Dunbar, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows.

On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Fund's strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Messrs. Blake, Dunbar, and Laschanzky set, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

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James Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey
joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Funds since 2007.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr.
Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of
Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal's investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates' consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of
Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa
State University. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic
Income Funds since 2007.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal
Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University. He has had responsibility for the Principal LifeTime
2010, 2020, 2030, 2040, 2050, and Strategic Income Funds since 2007.

Cash Management Program
Each fund has cash available in its portfolios to meet redemption requests and to pay expenses. Additionally, funds receive cash flows when shareholders purchase shares. Principal will invest the cash, which comprises a very small portion of the funds' portfolios, in money market investments and in stock index futures contracts based on the Fund's market cap to gain exposure to the market. Stock index futures provide returns similar to those of common stocks.
Principal believes that, over the long term, this strategy will enhance the investment performance of the Funds.
Principal has implemented a cash management program for the following Funds: LargeCap Growth II, LargeCap
Value III, MidCap Growth III, MidCap Value I, MidCap Value II, SmallCap Growth II, and SmallCap Value III.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the portion of the assets for a specific Fund allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets between the Sub-Advisors.
The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of
Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

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Information regarding the Sub-Advisors and individual portfolio managers is set forth below. We identified the year the portfolio manager assumed responsibility for day-to-day fund management of the oldest share class of the Fund and in some cases, the predecessor fund. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the
Americas, New York, NY 10105.

The portfolio managers listed below for the SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the LargeCap Value Fund III's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are Marilyn Fedak and John Mahedy.

	Day-to-day
Fund	Fund Management	Since

LargeCap Value III	Marilyn G. Fedak	2000
	John Mahedy	2006
	Chris Marx	2006
	John D. Phillips, Jr.	2002

SmallCap Growth I	Bruce K. Aronow	2003
	N. Kumar Kirpalani	2003
	Samantha S. Lau	2003
	Wen-Tse Tseng	2008

Bruce K. Aronow, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He has earned the right to use the Chartered Financial Analyst designation.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

N. Kumar Kirpalani, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He has earned the right to use the Chartered Financial Analyst designation.

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Samantha S. Lau, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). Ms. Lau has a BS in Finance and Accounting from the Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng. Mr. Tseng, Vice President and Portfolio Analyst/Manager, joined Alliance Bernstein in 2006 and is responsible for research and portfolio management for the US Small/SMD Cap Growth healthcare sector. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). Mr. Tseng holds a BS from National Taiwan University, an MS in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an MBA from Graziadio School of Business and Management at Pepperdine University, Location: New York.

Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

LargeCap Growth II	Prescott LeGard	2000
	Gregory Woodhams	2000

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams joined American Century in 1997. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset
Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS's address is 2200
Ross Avenue, 31st Floor, Dallas, Texas 75201.

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

MidCap Value III	James P. Barrow	2005
	Mark Giambrone	2005

James P. Barrow. During Mr. Barrow’s investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. He earned a BS from the University of South Carolina.

Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000.

Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He earned a BS in Accounting from Indiana University and an MBA from the University of Chicago.

Sub-Advisor: BlackRock Financial Management, Inc. ("BlackRock") is located at 40 East 52nd Street, New York, New
York 10022. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.

The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BlackRock and Brian Weinstein, Managing Director of BlackRock. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to the other.

	Day-to-day
Fund	Fund Management	Since

Inflation Protection	Stuart Spodek	2008
	Brian Weinstein	2008

Stuart Spodek. Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995. Mr. Spodek earned a BS degree in engineering from Princeton University in 1993.

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Brian Weinstein. Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000. Mr. Weinstein earned a BA degree in history from the University of Pennsylvania in 2000.

Sub-Advisor: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group.
CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

For the MidCap Growth Fund, Clifford G. Fox is the lead portfolio manager and Michael Iacono is the assistant portfolio manager. Mr. Fox has the final decision making authority, but relies on Mr. Iacono as the analyst and researcher for stock ideas. Additionally, Mr. Iacono has the authority to execute trades in Mr. Fox's absence.

	Day-to-day
Fund	Fund Management	Since

LargeCap Growth	Anthony Rizza	2005

MidCap Growth	Clifford G. Fox	2005
	Michael Iacono	2008

Clifford G. Fox, CFA. Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Michael Iacono, CFA. Managing Director/Co-Portfolio Manager. Mr. Iacono joined Columbus Circle Investors in February, 1997 and rejoined in March, 2000 after a 10 month absence at Bedford Oak Advisors. Mr. Iacono earned a BS from Boston College. Mr. Iacono is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. He is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He earned a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor: Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal
Financial Group. Edge has been in the business of investment management since 1944. Its address is
601 Union Street, Suite 2200, Seattle, WA 98101-1377.

When more than one portfolio manager is identified as being responsible for the day-to-day portfolio management, the portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Mortgage Securities	Craig V. Sosey	1998
SAM Balanced Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Conservative Balanced	Michael D. Meighan	2003
Portfolio	Randall L. Yoakum	2000

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	Day-to-day
Fund	Fund Management	Since

SAM Conservative Growth Portfolio Michael D. Meighan		2003
	Randall L. Yoakum	2000
SAM Flexible Income Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Strategic Growth Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation, joined Edge in 1999. Mr. Meighan earned a Bachelor’s degree from Santa Clara University and an MBA from Gonzaga University. He has earned the right to use the Chartered Financial Analyst designation.

Craig V. Sosey. Mr. Sosey, Portfolio Manager, has been employed by Edge since May 1998. Mr. Sosey earned a bachelor's degree in Business Administration, Finance from the University of the Pacific and an MBA from the University of California, Berkeley.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation, joined Edge in 1999. He earned a Bachelor's degree from Pacific Lutheran University and an MBA from Arizona State University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management.
Emerald provides professional investment advisory services to institutional investors and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

	Day-to-day
Fund	Fund Management	Since

SmallCap Growth II	Joseph W. Garner	2006
	Kenneth G. Mertz II	2004
	Stacey L. Sears	2004

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Mr. Garner earned a BA in Economics from Millersville University and an MBA from the Katz Graduate School of Business, University of Pittsburgh.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. He earned a BA in Economics from Millersville University.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

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Sub-Advisor: Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

	Day-to-day
Fund	Fund Management	Since

SmallCap Growth II	Nancy B. Prial	2006

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm in 2004, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

LargeCap Blend I	Andrew Alford	2008
	Mark Carhart	2008
	Robert C. Jones	2002
MidCap Value I	Dolores Bamford	2009
	Andrew Braun	2003
	Scott Carroll	2009
	Sean Gallagher	2003
	Eileen Rominger	2003

Andrew Alford, Ph.D. Dr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Dr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the funds managed by the GSAM Quantitative Investment Strategies Team. Dr. Alford earned a Ph.D. from the University of Chicago.

Dolores Bamford, CFA. Ms. Bamford is a Managing Director and Portfolio Manager at GSAM. Ms. Bamford joined as a portfolio manager for the Value team in April 2002. She earned her masters degree in science from MIT Sloan School of Management. She has earned the right to use the Chartered Financial Analyst designation.

Andrew Braun. Mr. Braun is a Co-Chief Investment Officer, Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001. Mr. Braun earned his MBA from New York University Stern School of Business.

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Mark Carhart, Ph.D., CFA. Dr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM.
Dr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the funds managed by the GSAM Quantitative Investment Strategies
Team. He earned a BA from Yale University and Ph.D. from the University of Chicago Graduate School of Business.
Dr. Carhart has earned the right to use the Chartered Financial Analyst designation.

Scott Carroll, CFA. Mr. Carroll is a Managing Director and Portfolio Manager at GSAM. Mr. Carroll joined as a portfolio manager for the Value team in May 2002. He earned his MBA from the University of Chicago Graduate School of Business. He has earned the right to use the Chartered Financial Analyst designation.

Sean Gallagher. Mr. Gallagher is a Co-Chief Investment Officer, Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. Mr. Gallagher earned his MBA from New York University Stern School of Business.

Robert C. Jones, CFA. Mr. Jones is a Co-Chief Investment Officer and a Managing Director of GSAM. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Eileen Rominger. Ms. Rominger is a Managing Director, Co-Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. She earned her MBA from the University of Pennsylvania

Sub-Advisor: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park,
New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

MidCap Value II	Bruce Jacobs	2006
	Ken Levy	2006

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. He co-founded Jacobs Levy in 1986. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. He co-founded Jacobs Levy in 1986. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

MidCap Value I	David R. Borger	2005
	Christine M. Kugler	2005
	Stuart K. Matsuda	2005
	Hal W. Reynolds	2005
	Thomas D. Stevens	2005
SmallCap Value III	David R. Borger	2004
	Christine M. Kugler	2004
	Stuart K. Matsuda	2004
	Hal W. Reynolds	2004
	Thomas D. Stevens	2004

David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). He earned a BS from the Wittenberg University and an MA and MBA from the University of
Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. She earned a BA from the University of California,
Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in
2002. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002.
Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered
Financial Analyst designation.

Sub-Advisor: Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh,
PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

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	Day-to-day
Fund	Fund Management	Since

MidCap Growth III	Adam T. Logan	2008
	John O’Toole	2008

Adam T. Logan, CFA. Mr. Logan, Vice President and Senior Portfolio Manager with Mellon Capital, joined the company in 1998. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz
Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial
Analyst designation.

John O’Toole, CFA. Mr. O’Toole, DIrector and Senior Portfolio Manager with Mellon Capital, joined the company in
1990. Mr. O’Toole earned a BA in Economics from the University of Pennsylvania and an MBA in Finance from the
University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life
Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including
Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

As reflected in the list below, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, except where noted in the Management of the Funds section, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Bond & Mortgage Securities	William C. Armstrong	2000
	Timothy R. Warrick	2004
Diversified International	Paul H. Blankenhagen	2003
	Juliet Cohn	2004
	Chris Ibach	2005
Government & High Quality Bond	Bryan C. Davis	2008
	Brad Fredericks	2005
High Quality Intermediate-Term Bond	William C. Armstrong	2002
	Timothy R. Warrick	2002
International Emerging Markets	Michael Ade	2007
	Mihail Dobrinov	2007
	Michael L. Reynal	2001
International Growth	Steven Larson	2004
	John Pihlblad	2005
LargeCap S&P 500 Index	Dirk Laschanzky	2003
	Scott W. Smith	2007
LargeCap Value	Arild Holm	2007
	John Pihlblad	2000
MidCap Blend	K. William Nolin	2000
MidCap S&P 400 Index	Dirk Laschanzky	2003
	Scott W. Smith	2007

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	Day-to-day
Fund	Fund Management	Since

MidCap Value III	Stephen Musser	2007
	Jeffrey A. Schwarte	2005
Money Market	Tracy Reeg	2004
	Alice Robertson	2000
Principal LifeTime 2010	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2020	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2030	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2040	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime 2050	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Principal LifeTime Strategic Income	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2001
Short-Term Bond	Craig Dawson	2005
	Doug Earney	2008
SmallCap Blend	Thomas Morabito	2006
	Phil Nordhus	2006
SmallCap Growth	Mariateresa Monaco	2005
SmallCap S&P 600 Index	Dirk Laschanzky	2003
	Scott W. Smith	2007
SmallCap Value	Thomas Morabito	2000
Ultra Short Bond	Craig Dawson	2005
	Doug Earney	2008

Michael Ade, CFA. Mr. Ade is a portfolio manager at an affiliate advisor in Singapore. He serves as a co-manager for diversified emerging markets and Asian equity strategies. Based in Singapore, his analytical responsibilities are focused on the Asian consumers sector. Mr. Ade joined the firm in 2001. He earned a bachelor's degree in finance from the University of Wisconsin. Mr. Ade has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. He earned a Bachelor’s degree from Kearney State College and a Master’s degree from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

David M. Blake, CFA. Mr. Blake, executive director and chief investment officer of fixed income for PGI, joined PGI in 2000. Mr. Blake earned a Bachelor’s degree and an MBA from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

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Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined PGI in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Bachelor’s degree in Finance from Iowa State University and a Master’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn, MSI. Ms. Cohn is a managing director - portfolio manager at an affiliate advisor in London. She is responsible for managing the firm's Dublin-domiciled European equity fund and co-managing core international equity portfolios, where she has a primary focus on Europe. Ms. Cohn is also active in company research with an emphasis on the health care sector. She joined the firm in 2003. Ms. Cohn earned a bachelor's degree in mathematics from Trinity College, Cambridge, England. She is a Member of the Securities Institute.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for PGI. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis earned a bachelor's degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned a Bachelor’s degree in Finance and an MBA from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mr. Dobrinov does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Tim Dunbar. Mr. Dunbar is executive director and head of equities for PGI. In this capacity, he oversees the business management and strategic direction of the firm's equity group on a global basis. He joined Principal Financial Group in 1986 and has held a wide range of investment management roles and has been a member of the PGI senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar earned a Bachelor's degree from Iowa State University.

Doug Earney, CFA. Mr. Earney, portfolio manager, joined PGI in 2000. His current responsibilities include managing multi-sector portfolios including long duration, stable value, and third-party insurance company mandates. Mr. Earney's prior responsibilities have included asset allocation, risk management, and investment strategy development for multi-asset class portfolios. He earned a Bachelor's degree in Mechanical Engineering from Iowa State University and an MBA in Finance and Accounting from the University of Chicago. Mr. Earney has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm, portfolio manager, joined PGI in 2002. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Mr. Holm earned a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England) and an MBA in Finance from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

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Christopher Ibach, CFA. Mr. Ibach, associate portfolio manager and equity research analyst, joined PGI in 2002. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Mr. Ibach earned a Bachelor’s degree in Electrical Engineering and an MBA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Steven Larson, CFA. Mr. Larson, portfolio manager, joined PGI in 2001. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Mr. Larson earned a Bachelor’s degree from Drake University and an MBA in Finance from the University of Minnesota. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky, portfolio manager, joined PGI in 1997. He is responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Mr. Laschanzky earned a BA and an MBA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Thomas Morabito, CFA. Mr. Morabito joined PGI in 2000 and leads the small-cap portfolio management team for PGI. He earned a BA in Economics from State University of New York and an MBA in Finance from Northeastern University. He has earned the right to use the Chartered Financial Analyst designation.

Stephen B. Musser, CFA. Mr. Musser, portfolio manager, joined PGI in 2001. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. He earned a Bachelor’s degree in Economics and an MBA in Finance from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin, portfolio manager, joined PGI in 1994. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He earned a Bachelor’s degree in Finance from the University of Iowa and an MBA from the Yale School of Management. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned a Bachelor’s degree in Economics from Kansas State University and an MBA from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg, portfolio manager, joined PGI in 1993. She is involved in the portfolio management of money market portfolios. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal, portfolio manager, joined PGI in 2001. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Mr. Reynal earned a BA in History from Middlebury College, an MBA from the Amos Tuck School at Dartmouth College and an MA in History from Christ’s College at the University of Cambridge.

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Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Ms. Robertson earned a Bachelor’s degree in Economics from Northwestern University and a Master’s degree in Finance and Marketing from DePaul University.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith, research analyst and portfolio manager, joined PGI in 1999. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within PGI. He earned a Bachelor’s degree in Finance from Iowa State University.

Lisa A. Stange, CFA. Ms. Stange, portfolio manager and strategist, joined PGI in 1989. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Ms. Stange earned a Bachelor’s degree and an MBA from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick joined PGI in 1990 and is a portfolio manager with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He earned a Bachelor’s degree in Accounting and Economics from Simpson College and an MBA in Finance from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal
Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal-REI's address is 801
Grand Avenue, Des Moines, IA 50392.

As reflected in the list below, the day-to-day portfolio management, for one fund, is shared by multiple portfolio managers. In that case, except where noted in the Management of the Funds section, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Real Estate Securities	Kelly D. Rush	2000

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the real estate investment trust (REIT) activity for Principal - REI, the dedicated real estate group of PGI. He has been with the real estate investment area of the firm since 1987. He earned a Bachelor’s degree in Finance and an MBA in Business Administration from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of
PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4
High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Preferred Securities	L. Phillip Jacoby	2002
	Bernard M. Sussman	2002

L. Phillip Jacoby. Mr. Jacoby, Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee, joined Spectrum in 1995. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman, Chief Investment Officer of Spectrum and Chair of its Investment Committee, joined Spectrum in 1995. He earned both a Bachelor’s degree in Industrial Relations and an MBA in Finance from Cornell University.

Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group,
Inc., a financial services holding company, has over 70 years of investment management experience. T.
Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Ms. Dopkin serves as a portfolio coordinator for the LargeCap Blend Fund II. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the LargeCap Blend Fund II.

	Day-to-day
Fund	Fund Management	Since

LargeCap Blend II	Anna M. Dopkin	2007
	Ann M. Holcomb	2009
LargeCap Growth I	Robert W. Sharps	2004

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund.
Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of U.S. Equity Research North
America, and a member of the firm’s Equity Steering Committee. She joined T. Rowe Price in 1996. Ms. Dopkin earned a BS from The Wharton School of the University of Pennsylvania. She has earned the right to use the
Chartered Financial Analyst designation.

Ann M. Holcomb, CFA. Ms. Holcomb is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc.,
and T. Rowe Price Trust Company. She is also a portfolio manager and quantitative analyst in the Quantitative Equity
Group. Ms. Holcomb is a vice president and Investment Advisory Committee member of the Capital Opportunity Fund.
She joined the firm in 1996. Ms. Holcomb earned a BA in Mathematics from Goucher College and an MS in Finance from Loyola College. She has also earned the right to use the Chartered Financial Analyst designation.

168	MANAGEMENT OF THE FUNDS	Principal Funds, Inc.
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Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the Equity Steering Committee. Mr. Sharps joined the firm in 1997. He earned a BS in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990. Its address is 1205 Westlakes Drive,
Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

MidCap Growth III	Tara R. Hedlund	2006
	Christopher K. McHugh	2000
	Jason D. Schrotberger	2006

Tara R. Hedlund, CFA, CPA. Ms. Hedlund, Security Analyst/Portfolio Manager, Principal, joined Turner in 2000. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President/Senior Portfolio Manager/Security Analyst, joined Turner in 1990. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger, Security Analyst/Portfolio Manager, Principal, joined Turner in 2001. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: UBS Global Asset Management (Americas) Inc. ('UBS Global AM'), a Delaware corporation located at
One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS
AG.

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

SmallCap Growth II	Paul A. Graham, Jr.	2002
	David N. Wabnik	2002

Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. Mr. Graham earned a BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Principal Funds, Inc.	MANAGEMENT OF THE FUNDS	169
www.principalfunds.com

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. Mr. Wabnik earned a BS from Binghamton University and an MBA from Columbia Business School.

Sub-Advisor: Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) is located at 600 Travis Street,
Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global
Asset Management, L.P.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

SmallCap Value II	Chris D. Wallis	2005
	Scott J. Weber	2005

Chris D. Wallis, CFA. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He earned a BBA from Baylor University and an MBA from Harvard Business School. Mr. Wallis has earned the right to use the Chartered Financial Analyst designation.

Scott J. Weber. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Mr. Weber earned a BS from the University of the South and an MBA from Tulane University. Mr. Weber has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Westwood Management Corp. ("Westwood"), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.
Westwood's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas
75201.

The day-to-day portfolio management is shared by a portfolio management team. The portfolio management team participates in regular meetings during which investment ideas are discussed. Investment decisions are made by majority agreement of the portfolio management team. The team members with the most significant responsibility for the Fund's assets are listed below; the list does not include all members of the investment team.

	Day-to-day
Fund	Fund Management	Since

LargeCap Value III	Susan M. Byrne	2008
	Mark R. Freeman	2008
	Scott D. Lawson	2008
	Jay K. Singhania	2008
	Kellie R. Stark	2008

Susan M. Byrne. Ms. Byrne has served as Chairman and Chief Investment Officer since founding Westwood in 1983. She participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. She has authority to direct trading activity for the Fund. Ms. Byrne attended the University of California at Berkeley.

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Mark R. Freeman, CFA. Mr. Freeman has served as Senior Vice President and Portfolio Manager for Westwood since 2006. He joined Westwood in 1999 and served as Vice President and Portfolio Manager from 2000 to 2006. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock selection and weights for the model portfolio. He has authority to direct trading activity for the Fund. Mr. Freeman earned a BA in Economics from Millsaps College and an MS in Economics from Louisiana State University. Mr. Freeman has earned the right to use the Chartered Financial Analyst designation.

Scott D. Lawson, CFA. Mr. Lawson has served as Vice President and Senior Research Analyst since joining Westwood in 2003. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. He has authority to direct trading activity for the Fund. Mr. Lawson earned a BS in Economics from Texas Christian University and an MBA from St. Louis University. Mr. Lawson has earned the right to use the Chartered Financial Analyst designation.

Jay K. Singhania, CFA. Mr. Singhania has served as Vice President and Research Analyst for Westwood since 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst for Westwood from 2002 to 2004. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. He has authority to direct trading activity on the Fund. Mr. Singhania earned a BBA in Finance from the University of Texas at Austin and participated in its MBA Undergraduate Financial Analyst Program, specializing in the Energy sector. Mr. Singhania has earned the right to use the Chartered Financial Analyst designation.

Kellie R. Stark, CFA. Ms. Stark has served as Senior Vice President for Westwood since 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for Westwood from 1997 to 2004. She joined Westwood in 1992. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. She has authority to direct trading activity for the Fund. Ms. Stark earned a BS in Finance and an MBA with an emphasis in Accounting from the University of Colorado at Boulder. Ms. Stark has earned the right to use the Chartered Financial Analyst designation.

The Sub-Sub-Advisors
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc.
("Spectrum"), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the
High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

Principal Funds, Inc.	MANAGEMENT OF THE FUNDS	171
www.principalfunds.com

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor. The fee each
Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2008 was:

Bond & Mortgage Securities Fund	0.51%	Preferred Securities Fund	0.73%
Diversified International Fund	0.87%	Principal LifeTime 2010 Fund	0.1225%(1)
Government & High Quality Bond Fund	0.40%	Principal LifeTime 2020 Fund	0.1225%(1)
High Quality Intermediate-Term Bond Fund	0.40%	Principal LifeTime 2030 Fund	0.1225%(1)
Inflation Protection Fund	0.40%	Principal LifeTime 2040 Fund	0.1225%(1)
International Emerging Markets Fund	1.19%	Principal LifeTime 2050 Fund	0.1225%(1)
International Growth Fund	0.97%	Principal LifeTime Strategic Income Fund	0.1225%(1)
LargeCap Blend Fund I	0.44%	Real Estate Securities Fund	0.83%
LargeCap Blend Fund II	0.74%	SAM Balanced Portfolio	0.32%
LargeCap Growth Fund	0.62%	SAM Conservative Balanced Portfolio	0.32%
LargeCap Growth Fund I	0.73%	SAM Conservative Growth Portfolio	0.32%
LargeCap Growth Fund II	0.93%	SAM Flexible Income Portfolio	0.32%
LargeCap S&P 500 Index Fund	0.15%	SAM Strategic Growth Portfolio	0.32%
LargeCap Value Fund	0.44%	Short-Term Bond Fund	0.40%
LargeCap Value Fund III	0.77%	SmallCap Blend Fund	0.75%
MidCap Blend Fund	0.64%	SmallCap Growth Fund	0.75%
MidCap Growth Fund	0.65%	SmallCap Growth Fund I	1.10%
MidCap Growth Fund III	0.99%	SmallCap Growth Fund II	1.00%
MidCap S&P 400 Index Fund	0.15%	SmallCap S&P 600 Index Fund	0.15%
MidCap Value Fund I	0.99%	SmallCap Value Fund	0.75%
MidCap Value Fund II	1.00%	SmallCap Value Fund II	1.00%
MidCap Value Fund III	0.65%	SmallCap Value Fund III	1.00%
Money Market Fund	0.38%	Ultra Short Bond Fund	0.40%(2)
Mortgage Securities Fund	0.50%
(1) Effective July 1, 2009, the management fee will be reduced to 0.03%.
(2) Effective January 1, 2009, the Fund’s management fees were reduced to 0.38%.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2008 and in the annual report to shareholders for the fiscal year ended October 31, 2008.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with
Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:
• hire one or more Sub-Advisors;
• change Sub-Advisors; and
• reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Inflation Protection, LargeCap Blend I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value II, MidCap Value III, SmallCap Growth I, SmallCap Growth II, SmallCap Value II, and SmallCap Value III Funds intend to rely on the order.

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PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday/
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The
share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):
• on a day that the NYSE is open and
• prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:
• taking the current market value of the total assets of the Fund
• subtracting liabilities of the Fund
• dividing the remainder proportionately into the classes of the Fund
• subtracting the liability of each class
• dividing the remainder by the total number of shares outstanding for that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the
Statement of Additional Information.

NOTES:
• If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
• A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a
Fund's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated.
Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the
NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
• Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The
Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Principal Funds, Inc.	PRICING OF FUND SHARES	173
www.principalfunds.com

PURCHASE OF FUND SHARES

Fill out the Principal Funds (or the IRA, SEP or SIMPLE) application completely. You must include:
•	the name you want to appear on the account;
•	the Principal Funds in which you want to invest;
•	the amount of the investment;
•	your Social Security number; and
•	other required information.

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

  Principal Funds may reject or cancel any purchase orders for any reason. For example, Principal Funds does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, Principal Funds may reject any purchase orders from market timers or investors that, in Principal's opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.
  If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds Class J share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Funds shares.
  However, if you have selected a Fund which does not offer A shares, we will contact you for instructions as to how to allocate your purchase. As of the date of this prospectus, the following Funds do not offer Class A shares: High Quality Intermediate-Term Bond; MidCap Growth; MidCap S&P 400 Index; MidCap Value III; SmallCap Growth I; SmallCap S&P 600 Index; SmallCap Value II; and SmallCap Value III.
  The minimum investment applies on a per Fund level, not on the total investment being made.
To eliminate the need for safekeeping, Principal Funds will not issue certificates for shares. Principal Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of Principal Funds and its shareholders.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder's account, we are unable to process any purchases or exchanges on that account.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

Payment. Payment for shares of Principal Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house ("ACH") debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

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Your Financial Professional can help you buy shares of Principal Funds by mail, through bank wire, direct deposit or
Automatic Investment Plan. Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

REDEMPTION OF FUND SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares; however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.
* a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
• lump sum of the entire interest in the account,
• partial interest in the account, or
• periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
• payable to all owners on the account (as shown in the account registration) and
• mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
• when an owner has died;
• for certain employee benefit plans; or
• owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Principal Funds, Inc.	REDEMPTION OF FUND SHARES	175
www.principalfunds.com

CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:
• Send a distribution form (available at www.PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

• Medallion Signature Guarantee* will be required if the:
•	sell order is for more than $100,000;
•	check is being sent to an address other than the account address;
•	account address has been changed within 15 days of the sell order; or
•	check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone
• The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
• The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
• If our phone lines are busy, you may need to send in a written sell order.
• To sell shares the same day, the order must be received in good order before the close of normal trading on the
NYSE (generally 3:00 p.m. Central Time).
• Telephone redemption privileges are NOT available for Principal Funds 403(b) plans, inherited IRAs, and certain employee sponsored benefit plans.
• If previously authorized, checks can be sent to a shareholder's U.S. bank account.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
• sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
• pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
• provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:
• completing the applicable section of the application; or
• sending us your written instructions; or
• calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:
•	you instruct us to stop; or
•	your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

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Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Excessive Trading fee (other than Money Market and Ultra Short Bond Funds). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

EXCHANGE OF FUND SHARES

Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Funds.
• The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
• An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:
• sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
• completing an Exchange Authorization Form (available on www.principalfunds.com or by calling 1-800-222-5852).
• via the Internet at www.principalfunds.com.
• calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
• completing an automatic Exchange Election form available on www.principalfunds.com,
• completing the Automatic Exchange Election section of the application,
• calling us if telephone privileges apply to the account from which the exchange is to be made, or
• sending us your written instructions.

Your automatic exchange continues until:
• you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
• your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
• An exchange by any joint owner is binding on all joint owners.
• If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
• All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
• You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
• For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE
(generally 3 p.m. Central Time).

Principal Funds, Inc.	EXCHANGE OF FUND SHARES	177
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When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
• accounts with identical ownership,
• an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
• a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
• a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading fee (other than Money Market and Ultra Short Bond Funds). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

• Disrupt the management of the Funds by:
•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;
•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:
•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

178	FREQUENT PURCHASES AND REDEMPTIONS	Principal Funds, Inc.
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Currently the Funds, except the Money Market and Ultra Short Bond Funds, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Systematic Withdrawal Plan through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a "qualified default investment alternative" under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
•	Increasing the excessive trading fee to 2%,
•	Increasing the excessive trading fee period from 30 days to as much as 90 days,
•	Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
•	Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
•	Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
•	Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:
• The Bond & Mortgage Securities, Global Diversified Income, Government & High Quality Bond, Inflation Protection,
Mortgage Securities, Short-Term Bond, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. The Funds pay out their accumulated declared dividends monthly.
• The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced.
The dividends are paid daily and are automatically reinvested into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).
• The Preferred Securities Fund pays its net investment income monthly.
• The Real Estate Securities Fund and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced
Portfolios each pay their net investment income quarterly in March, June, September, and December.
• The other Funds pay their net investment income annually in December.
For more details on the payment schedule, go to www.principalfunds.com.

Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Principal Funds, Inc.	DIVIDENDS AND DISTRIBUTIONS	179
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Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:
• invested in shares of another fund of Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
• paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

180	TAX CONSIDERATIONS	Principal Funds, Inc.
1-800-222-5852

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

FUND ACCOUNT INFORMATION

Statements
You will receive quarterly statements for the Funds you own. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.

Certain purchases and sales are only included on your quarterly statement. These include accounts:
• when the only activity during the quarter:
• is purchase of shares from reinvested dividends and/or capital gains;
• are purchases under an Automatic Investment Plan;
• are sales under a Systematic Withdrawal Plan; or
• are purchases or sales under an Automatic Exchange Election.
• used to fund certain individual retirement or individual pension plans; or
• established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
• access your account on the internet at www.principalfunds.com,
• call our Automated Telephone System, 7 days a week, 24 hours a day at 1-800-222-5852, option 1, or
• call us at 1-800-222-5852. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central
Time).

Orders Placed by Intermediaries
Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next net asset value per share it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-
designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Signature Guarantees

Certain transactions require a Medallion Signature Guarantee. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:
• if you sell more than $100,000 (in the aggregate) from the Funds;
• if a sales proceeds check is payable to other than the account shareholder(s), Principal Life or Principal Bank;
• to change ownership of an account;

Principal Funds, Inc.	FUND ACCOUNT INFORMATION	181
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• to add wire or ACH redemption privileges to a U.S. bank account not previously authorized if there is not a common owner between the bank account and mutual fund account;
• to change bank account information designated under an existing systematic withdrawal plan if there is not a common owner between the bank account and mutual fund account;
• to exchange or transfer among accounts with different ownership; and
• to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 15 days.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal
Identification Number, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-222-5852. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Fund receives your request to stop householding.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify on a timely basis, we may close your account or take such other action as we deem appropriate.

182	FUND ACCOUNT INFORMATION	Principal Funds, Inc.
1-800-222-5852

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Funds, Inc. Annual Report to Shareholders for the fiscal year ended October 31, 2008, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

Principal Funds, Inc.	PORTFOLIO HOLDINGS INFORMATION	183
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FINANCIAL HIGHLIGHTS
PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

BOND & MORTGAGE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$ 10.55	$ 10.71	$ 10.67	$ 10.94	$ 10.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .48	0 .51	0 .43	0.38	0 .32
Net Realized and Unrealized Gain (Loss) on Investments	(2 .01)	(0 .17)	0 .04	(0 .28)	0 .20

Total From Investment Operations	(1 .53)	0 .34	0 .47	0.10	0 .52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .46)	(0 .50)	(0 .43)	(0 .36)	(0 .31)
Distributions from Realized Gains	–	–	–	(0 .01)	–

Total Dividends and Distributions	(0 .46)	(0 .50)	(0 .43)	(0 .37)	(0 .31)

Net Asset Value, End of Period	$ 8.56	$ 10.55	$ 10.71	$ 10.67	$ 10.94

Total Return(b)	(15 .03)%	3 .22%	4 .49%	0.85%	4 .94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 186,176	$ 251,634	$ 237,417	$ 211,273	$ 159,802
Ratio of Expenses to Average Net Assets	1 .08%	1 .18%	1 .28%	1.35%	1 .36%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(c)	N/A	N/A	1 .23%	1.13%	1 .32%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	1 .29%	1.52%	1 .37%
Ratio of Net Investment Income to Average Net Assets	4 .87%	4 .75%	4 .10%	3.46%	2 .94%
Portfolio Turnover Rate	302 .6%	259 .1%	274 .5%	202 .1%(e)	150 .5%

	2008	2007	2006	2005	2004

DIVERSIFIED INTERNATIONAL FUND
Class J shares
Net Asset Value, Beginning of Period	$ 17.16	$ 14.21	$ 11.32	$ 9.27	$ 7.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .16	0 .11	0 .09	0.06	0 .03
Net Realized and Unrealized Gain (Loss) on Investments	(7 .90)	4 .22	3 .26	2.24	1 .26

Total From Investment Operations	(7 .74)	4 .33	3 .35	2.30	1 .29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .08)	(0 .11)	–	(0 .04)	–
Distributions from Realized Gains	(1 .97)	(1 .27)	(0 .46)	(0 .21)	–

Total Dividends and Distributions	(2 .05)	(1 .38)	(0 .46)	(0 .25)	–

Net Asset Value, End of Period	$ 7.37	$ 17.16	$ 14.21	$ 11.32	$ 9.27

Total Return(b)	(50 .57)%	33 .05%	30 .50%	25.24%	16 .17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 145,271	$ 307,754	$ 192,920	$ 105,345	$ 63,380
Ratio of Expenses to Average Net Assets	1 .50%	1 .52%	1 .59%	1.69%	1 .78%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	–%	–%	1 .79%(f)
Ratio of Net Investment Income to Average Net Assets	1 .29%	0 .72%	0 .69%	0.61%	0 .37%
Portfolio Turnover Rate	101 .5%	111 .3%(g)	107 .5%	202.7%(h)	160 .2%(i)

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Excludes interest expense paid on borrowings through reverse repurchase agreements.
(d) Excludes expense reimbursement from Manager.
(e) Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.
(f) Expense ratio without commission rebates.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.
(h) Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International
SmallCap Fund, Inc. and $19,133,000 from Portfolio realignment.
(i) Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 10.09	$ 10.15	$ 10.13	$ 10.40	$ 10.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .44	0 .42	0 .38	0.32	0 .28
Net Realized and Unrealized Gain (Loss) on Investments	(0 .74)	(0 .06)	0 .02	(0 .28)	0 .09

Total From Investment Operations	(0 .30)	0 .36	0 .40	0.04	0 .37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .41)	(0 .42)	(0 .38)	(0 .31)	(0 .34)

Total Dividends and Distributions	(0 .41)	(0 .42)	(0 .38)	(0 .31)	(0 .34)

Net Asset Value, End of Period	$ 9.38	$ 10.09	$ 10.15	$ 10.13	$ 10.40

Total Return(b)	(3 .11)%	3 .63%	4 .05%	0.37%	3 .59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 101,922	$ 101,868	$ 105,222	$ 108,545	$ 101,937
Ratio of Expenses to Average Net Assets	1 .01%	1 .11%	1 .26%	1.18%	1 .18%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(c)	N/A	N/A	1 .15%	1.17%	N/A
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	1 .26%	1.18%	1 .18%
Ratio of Net Investment Income to Average Net Assets	4 .41%	4 .17%	3 .74%	3.07%	2 .74%
Portfolio Turnover Rate	268 .0%	261 .5%	271 .5%	542 .3%(e)	95.2%

	2008	2007	2006	2005	2004

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 10.72	$ 10.79	$ 10.59	$ 10.68	$ 10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(f)	0 .44	0 .46	0 .42	0.33	0 .28
Net Realized and Unrealized Gain (Loss) on Investments	(2 .07)	(0 .16)	0 .04	(0 .25)	0 .18

Total From Investment Operations	(1 .63)	0 .30	0 .46	0.08	0 .46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .45)	(0 .37)	(0 .25)	(0 .11)	(0 .29)
Distributions from Realized Gains	–	–	(0 .01)	(0 .06)	(0 .08)

Total Dividends and Distributions	(0 .45)	(0 .37)	(0 .26)	(0 .17)	(0 .37)

Net Asset Value, End of Period	$ 8.64	$ 10.72	$ 10.79	$ 10.59	$ 10.68

Total Return(b)	(15 .89)%	2 .85%	4 .46%	0.80%	4 .42%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 26,729	$ 34,054	$ 36,023	$ 36,958	$ 21,841
Ratio of Expenses to Average Net Assets	1 .08%	1 .13%	1 .35%	1.35%	1 .30%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(c)	N/A	N/A	1 .18%	1.08%	1 .26%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	1 .49%	1.52%	1 .30%
Ratio of Net Investment Income to Average Net Assets	4 .36%	4 .38%	4 .01%	3.08%	2 .69%
Portfolio Turnover Rate	308 .8%	257 .3%	268 .6%	177.4%(g)	152 .5%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Excludes interest expense paid on borrowings through reverse repurchase agreements.
(d) Excludes expense reimbursement from Manager.
(e) Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.
(f) Calculated based on average shares outstanding during the period.
(g) Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005(a)

INFLATION PROTECTION FUND
Class J shares
Net Asset Value, Beginning of Period	$ 9.45	$ 9.60	$ 9.81	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .46	0 .38	0 .53	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(2 .02)	(0 .13)	(0 .23)	(0 .32)

Total From Investment Operations	(1 .56)	0 .25	0 .30	0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 69)	(0 .40)	(0 .50)	(0 .33)
Distributions from Realized Gains	–	–	(0 .01)	–
Tax Return of Capital Distribution	(0 .12)	–	–	–

Total Dividends and Distributions	(0 .81)	(0 .40)	(0 .51)	(0 .33)

Net Asset Value, End of Period	$ 7.08	$ 9.45	$ 9.60	$ 9.81

Total Return(c)	(18 .05)%	2 .64%	3 .08%	1.38%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 7,961	$ 6,004	$ 5,650	$ 3,728
Ratio of Expenses to Average Net Assets	1 .15%	1 .15%	1 .21%	1 .35%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	1 .21%	0.33%(e)
Ratio of Gross Expenses to Average Net Assets(g)	–%	–%	2 .81%	4.24%(e)
Ratio of Net Investment Income to Average Net Assets	5 .30%	4 .00%	5 .49%	5.46%(e)
Portfolio Turnover Rate	32 .3%	88 .2%	51 .4%	45.5%(e)

	2008	2007	2006	2005	2004

INTERNATIONAL EMERGING MARKETS FUND
Class J shares
Net Asset Value, Beginning of Period	$ 38.42	$ 24.00	$ 18.95	$ 14.90	$ 12.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .19	0 .23	0 .14	0.17	0 .01
Net Realized and Unrealized Gain (Loss) on Investments	(19 .52)	16 .01	6 .85	5.04	2 .07

Total From Investment Operations	(19 .33)	16 .24	6 .99	5.21	2 .08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .08)	(0 .07)	(0 .01)	–	–
Distributions from Realized Gains	(5 .69)	(1 .75)	(1 .93)	(1 .16)	–

Total Dividends and Distributions	(5 .77)	(1 .82)	(1 .94)	(1 .16)	–

Net Asset Value, End of Period	$ 13.32	$ 38.42	$ 24.00	$ 18.95	$ 14.90

Total Return(c)	(58 .50)%	72 .25%	39 .45%	36.79%	16 .26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 113,241	$ 307,022	$ 141,628	$ 68,971	$ 25,631
Ratio of Expenses to Average Net Assets	1 .80%	1 .80%	2 .04%	2.22%	2 .39%
Ratio of Gross Expenses to Average Net Assets(g)	–%	–%	–%	–%	2 .40%(h)
Ratio of Net Investment Income to Average Net Assets	0 .75%	0 .82%	0 .62%	1.00%	0 .10%
Portfolio Turnover Rate	127 .6%	141 .6%	134 .0%	181 .2%(i)	146 .9%

(a) Period from December 29, 2004, date operations commenced, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes interest expense paid on borrowings through reverse repurchase agreements.
(g) Excludes expense reimbursement from Manager.
(h) Expense ratio without commission rebates.
(i) Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

INTERNATIONAL GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$ 15.17	$ 13.00	$ 11.20	$ 9.95	$ 8.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .10	0 .08	0 .03	0.05	0 .04
Net Realized and Unrealized Gain (Loss) on Investments	(7 .25)	3 .37	2 .78	2.16	1 .64

Total From Investment Operations	(7 .15)	3 .45	2 .81	2.21	1 .68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .03)	(0 .03)	(0 .02)	(0 .09)	(0 .01)
Distributions from Realized Gains	(1 .22)	(1 .25)	(0 .99)	(0 .87)	–

Total Dividends and Distributions	(1 .25)	(1 .28)	(1 .01)	(0 .96)	(0 .01)

Net Asset Value, End of Period	$ 6.77	$ 15.17	$ 13.00	$ 11.20	$ 9.95

Total Return(b)	(51 .10)%	28 .89%	26 .78%	23.63%	20 .30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 36,673	$ 87,193	$ 64,748	$ 44,266	$ 20,013
Ratio of Expenses to Average Net Assets	1 .56%	1 .63%	1 .72%	1.88%	2 .00%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	1 .72%	1.88%	2 .00%
Ratio of Net Investment Income to Average Net Assets	0 .84%	0 .59%	0 .27%	0.47%	0 .43%
Portfolio Turnover Rate	125 .2%	129 .4%	134 .7%	139.5%	156 .2%

	2008	2007	2006	2005	2004

LARGECAP BLEND FUND I(d)
Class J shares
Net Asset Value, Beginning of Period	$ 10.48	$ 9.37	$ 8.27	$ 7.67	$ 7.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .09	0 .07	0 .06	0.06	0 .02
Net Realized and Unrealized Gain (Loss) on Investments	(3 .85)	1 .04	1 .09	0.64	0 .58

Total From Investment Operations	(3 .76)	1 .11	1 .15	0.70	0 .60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .06)	–	(0 .02)	(0 .06)	(0 .01)
Distributions from Realized Gains	(0 .28)	–	(0 .03)	(0 .04)	–

Total Dividends and Distributions	(0 .34)	–	(0 .05)	(0 .10)	(0 .01)

Net Asset Value, End of Period	$ 6.38	$ 10.48	$ 9.37	$ 8.27	$ 7.67

Total Return(b)	(37 .02)%	11 .89%	14 .01%	9.06%	8 .45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 32,309	$ 56,114	$ 48,534	$ 33,926	$ 25,189
Ratio of Expenses to Average Net Assets	1 .02%	1 .06%	1 .14%	1.20%	1 .26%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	–%	–%	1 .26%(e)
Ratio of Net Investment Income to Average Net Assets	1 .06%	0 .74%	0 .64%	0.78%	0 .28%
Portfolio Turnover Rate	100 .6%	106 .2%	65 .1%	148.8%(f)	76.5%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Excludes expense reimbursement from Manager.
(d) Effective June 13, 2008, Partners LargeCap Blend Fund I changed its name to LargeCap Blend Fund I.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

LARGECAP BLEND FUND II(a)
Class J shares
Net Asset Value, Beginning of Period	$ 12.12	$ 11.12	$ 10.10	$ 9.95	$ 9 .22
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .06	0 .04	0 .04	0.04	–
Net Realized and Unrealized Gain (Loss) on Investments	(4 .09)	1 .57	1 .44	0.77	0 .73

Total From Investment Operations	(4 .03)	1 .61	1 .48	0.81	0 .73
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .03)	(0 .04)	(0 .02)	(0 .09)	–
Distributions from Realized Gains	(1 .04)	(0 .57)	(0 .44)	(0 .57)	–

Total Dividends and Distributions	(1 .07)	(0 .61)	(0 .46)	(0 .66)	–

Net Asset Value, End of Period	$ 7.02	$ 12.12	$ 11.12	$ 10.10	$ 9 .95

Total Return(c)	(36 .15)%	15 .10%	15 .02%	8.29%	7 .95%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 93,445	$ 160,166	$ 109,445	$ 69,766	$ 43,662
Ratio of Expenses to Average Net Assets	1 .28%	1 .35%	1 .42%	1.49%	1 .53%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	–%	–%	1 .56%(e)
Ratio of Net Investment Income to Average Net Assets	0 .68%	0 .35%	0 .40%	0.41%	0 .04%
Portfolio Turnover Rate	60 .0%	53 .2%	52 .1%	51.8%(f)	93 .9%

	2008	2007	2006	2005	2004

LARGECAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$ 9.53	$ 7.46	$ 6.81	$ 5.89	$ 5.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .01)	(0 .01)	(0 .01)	(0 .01)	(0 .04)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .54)	2 .18	0 .66	0.96	0 .21

Total From Investment Operations	(3 .55)	2 .17	0 .65	0.95	0 .17
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0 .03)	–
Distributions from Realized Gains	(0 .15)	(0 .10)	–	–	–
Tax Return of Capital Distribution	(0 .02)	–	–	–	–

Total Dividends and Distributions	(0 .17)	(0 .10)	–	(0 .03)	–

Net Asset Value, End of Period	$ 5.81	$ 9.53	$ 7.46	$ 6.81	$ 5.89

Total Return(c)	(37 .92)%	29 .41%	9 .54%	16.17%	2 .97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 38,641	$ 52,055	$ 34,561	$ 20,860	$ 15,898
Ratio of Expenses to Average Net Assets	1 .33%	1 .31%	1 .36%	1.48%	1 .53%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	–%	–%	1 .53%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .16)%	(0 .18)%	(0 .16)%	(0 .21)%	(0 .63)%
Portfolio Turnover Rate	88 .8%	113.1%(g)	93 .5%	169.0%(h)	59.8%

(a) Effective June 13, 2008, Partners LargeCap Blend Fund changed its name to LargeCap Blend Fund II.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Excludes expense reimbursement from Manager.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.
(h) Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

LARGECAP GROWTH FUND I(a)
Class J shares
Net Asset Value, Beginning of Period	$ 8.88	$ 7.79	$ 7.63	$ 6.91	$ 6.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .05)	(0 .04)	(0 .02)	(0 .04)	(0 .06)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .43)	1 .50	0 .49	0.79	0 .27

Total From Investment Operations	(3 .48)	1 .46	0 .47	0.75	0 .21
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0 .03)	–
Distributions from Realized Gains	(0 .40)	(0 .37)	(0 .31)	–	–

Total Dividends and Distributions	(0 .40)	(0 .37)	(0 .31)	(0 .03)	–

Net Asset Value, End of Period	$ 5.00	$ 8.88	$ 7.79	$ 7.63	$ 6.91

Total Return(c)	(40 .88)%	19 .46%	6 .09%	10.94%	3 .13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 28,875	$ 52,111	$ 37,584	$ 27,706	$ 17,673
Ratio of Expenses to Average Net Assets	1 .42%	1 .47%	1 .54%	1.65%	1 .72%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	1 .54%	1.65%	1 .78%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .68)%	(0 .47)%	(0 .31)%	(0 .49)%	(0 .82)%
Portfolio Turnover Rate	64 .5%	47 .7%	58 .5%	66.5%(f)	157 .8%

	2008	2007	2006	2005	2004

LARGECAP GROWTH FUND II(g)
Class J shares
Net Asset Value, Beginning of Period	$ 9.30	$ 8.43	$ 7.71	$ 7.38	$ 7.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .03)	(0 .05)	(0 .05)	(0 .03)	(0 .06)
Net Realized and Unrealized Gain (Loss) on Investments	(2 .86)	1 .65	0 .86	0.51	0 .44

Total From Investment Operations	(2 .89)	1 .60	0 .81	0.48	0 .38
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0 .02)	–
Distributions from Realized Gains	(0 .93)	(0 .73)	(0 .09)	(0 .13)	–

Total Dividends and Distributions	(0 .93)	(0 .73)	(0 .09)	(0 .15)	–

Net Asset Value, End of Period	$ 5.48	$ 9.30	$ 8.43	$ 7.71	$ 7.38

Total Return(c)	(34 .44)%	20 .52%	10 .56%	6.52%	5 .43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 19,225	$ 30,363	$ 13,866	$ 10,661	$ 7,723
Ratio of Expenses to Average Net Assets	1 .59%	1 .75%	1 .75%	1.75%	1 .79%
Ratio of Gross Expenses to Average Net Assets(h)	–%	–%	1 .87%	2.00%	2 .10%
Ratio of Net Investment Income to Average Net Assets	(0 .41)%	(0 .59)%	(0 .66)%	(0 .45)%	(0 .88)%
Portfolio Turnover Rate	132 .4%	138 .3%(i)	143 .4%	95.2%	124 .7%

(a) Effective June 13, 2008, Partners LargeCap Growth Fund I changed its name to LargeCap Growth Fund I.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Excludes expense reimbursement from Manager.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.
(g) Effective June 13, 2008, Partners LargeCap Growth Fund II changed its name to LargeCap Growth Fund II.
(h) Excludes expense reimbursement from Manager and/or custodian credits.
(i) Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

LARGECAP S&P 500 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$ 10.95	$ 9.76	$ 8.56	$ 8.62	$ 7.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .14	0 .13	0 .11	0.10	0 .07
Net Realized and Unrealized Gain (Loss) on Investments	(4 .05)	1 .19	1 .21	0.56	0 .58

Total From Investment Operations	(3 .91)	1 .32	1 .32	0.66	0 .65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .13)	(0 .10)	(0 .08)	(0 .13)	(0 .02)
Distributions from Realized Gains	(0 .12)	(0 .03)	(0 .04)	(0 .59)	–

Total Dividends and Distributions	(0 .25)	(0 .13)	(0 .12)	(0 .72)	(0 .02)

Net Asset Value, End of Period	$ 6.79	$ 10.95	$ 9.76	$ 8.56	$ 8.62

Total Return(b)	(36 .51)%	13 .73%	15 .48%	7.72%	8 .19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 247,433	$ 423,409	$ 371,614	$ 309,862	$ 247,010
Ratio of Expenses to Average Net Assets	0 .69%	0 .75%	0 .82%	0.86%	0 .90%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	–%	–%	0 .90%
Ratio of Net Investment Income to Average Net Assets	1 .54%	1 .24%	1 .16%	1.20%	0 .78%
Portfolio Turnover Rate	8 .2%	5 .6%	3 .7%	11.5%(d)	67.3%

	2008	2007	2006	2005	2004

LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$ 13.37	$ 12.94	$ 11.19	$ 10.61	$ 9.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .17	0 .16	0 .14	0.10	0 .06
Net Realized and Unrealized Gain (Loss) on Investments	(4 .53)	0 .99	1 .95	0.98	0 .82

Total From Investment Operations	(4 .36)	1 .15	2 .09	1.08	0 .88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .14)	(0 .12)	(0 .05)	(0 .12)	(0 .01)
Distributions from Realized Gains	(1 .04)	(0 .60)	(0 .29)	(0 .38)	–

Total Dividends and Distributions	(1 .18)	(0 .72)	(0 .34)	(0 .50)	(0 .01)

Net Asset Value, End of Period	$ 7.83	$ 13.37	$ 12.94	$ 11.19	$ 10.61

Total Return(b)	(35 .55)%	9 .32%	19 .11%	10.45%	9 .07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 38,836	$ 60,957	$ 50,418	$ 28,185	$ 18,334
Ratio of Expenses to Average Net Assets	1 .09%	1 .11%	1 .21%	1.31%	1 .35%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	–%	–%	1 .36%(e)
Ratio of Net Investment Income to Average Net Assets	1 .66%	1 .22%	1 .14%	0.93%	0 .62%
Portfolio Turnover Rate	132 .1%	100 .3%	92 .8%	181.1%(f)	228 .4%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Excludes expense reimbursement from Manager.
(d) Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

LARGECAP VALUE FUND III(a)
Class J shares
Net Asset Value, Beginning of Period	$ 15.67	$ 15.38	$ 13.34	$ 12.58	$ 11 .34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .23	0 .18	0 .15	0.10	0 .08
Net Realized and Unrealized Gain (Loss) on Investments	(6 .40)	0 .96	2 .48	0.93	1 .23

Total From Investment Operations	(6 .17)	1 .14	2 .63	1.03	1 .31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .20)	(0 .14)	(0 .08)	(0 .17)	(0 .07)
Distributions from Realized Gains	(0 .94)	(0 .71)	(0 .51)	(0 .10)	–

Total Dividends and Distributions	(1 .14)	(0 .85)	(0 .59)	(0 .27)	(0 .07)

Net Asset Value, End of Period	$ 8.36	$ 15.67	$ 15.38	$ 13.34	$ 12 .58

Total Return(c)	(42 .26)%	7 .62%	20 .37%	8.25%	11 .56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 66,714	$ 132,320	$ 104,621	$ 69,104	$ 41,043
Ratio of Expenses to Average Net Assets	1 .34%	1 .40%	1 .47%	1.54%	1 .63%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	–%	–%	1 .64%(e)
Ratio of Net Investment Income to Average Net Assets	1 .89%	1 .16%	1 .03%	0.78%	0 .64%
Portfolio Turnover Rate	55 .3%	29 .2%	20 .7%	28.1%(f)	26 .4%

	2008	2007	2006	2005	2004

MIDCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 15.60	$ 14.58	$ 13.52	$ 12.75	$ 11.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .03)	(0 .03)	(0 .01)	0.05	–
Net Realized and Unrealized Gain (Loss) on Investments	(4 .81)	2 .47	1 .78	1.61	1 .61

Total From Investment Operations	(4 .84)	2 .44	1 .77	1.66	1 .61
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0 .02)	(0 .01)
Distributions from Realized Gains	(1 .48)	(1 .42)	(0 .71)	(0 .87)	(0 .05)

Total Dividends and Distributions	(1 .48)	(1 .42)	(0 .71)	(0 .89)	(0 .06)

Net Asset Value, End of Period	$ 9.28	$ 15.60	$ 14.58	$ 13.52	$ 12.75

Total Return(c)	(34 .09)%	18 .00%	13 .54%	13.53%	14 .32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 128,240	$ 212,869	$ 157,731	$ 117,300	$ 75,490
Ratio of Expenses to Average Net Assets	1 .22%	1 .28%	1 .35%	1.43%	1 .49%
Ratio of Gross Expenses to Average Net Assets(g)	–%	–%	–%	–%	1 .49%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .21)%	(0 .23)%	(0 .07)%	0.35%	0 .27%
Portfolio Turnover Rate	26 .8%	30 .6%	43 .4%	133.8%(h)	60 .8%(i)

(a) Effective June 13, 2008, Partners LargeCap Value Fund changed its name to LargeCap Value Fund III.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Excludes expense reimbursement from Manager and/or custodian credits.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.
(g) Excludes expense reimbursement from Manager.
(h) Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.
(i) Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$ 8.33	$ 6.32	$ 5.95	$ 5.17	$ 5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0 .05)	(0 .06)	(0 .06)	(0 .07)	(0 .06)
Net Realized and Unrealized Gain (Loss) on Investments	(2 .67)	2 .07	0 .43	0.85	0 .17

Total From Investment Operations	(2 .72)	2 .01	0 .37	0.78	0 .11
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .57)	–	–	–	–

Total Dividends and Distributions	(0 .57)	–	–	–	–

Net Asset Value, End of Period	$ 5.04	$ 8.33	$ 6.32	$ 5.95	$ 5.17

Total Return(b)	(35 .11)%	31 .80%	6 .22%	15.09%	2 .17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 20,448	$ 28,144	$ 20,359	$ 18,341	$ 14,824
Ratio of Expenses to Average Net Assets	1 .42%	1 .44%	1 .48%	1.58%	1 .65%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	–%	–%	1 .65%(d)
Ratio of Net Investment Income to Average Net Assets	(0 .72)%	(0 .85)%	(0 .98)%	(1 .21)%	(1 .13)%
Portfolio Turnover Rate	161 .7%	153 .9%	146 .1%	233.8%	324 .2%

	2008	2007	2006	2005	2004

MIDCAP GROWTH FUND III(e)
Class J shares
Net Asset Value, Beginning of Period	$ 11.50	$ 9.08	$ 8.43	$ 7.20	$ 7.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(f)	(0 .09)	(0 .11)	(0 .09)	(0 .12)	(0 .12)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .70)	2 .81	0 .81	1.35	0 .29

Total From Investment Operations	(4 .79)	2 .70	0 .72	1.23	0 .17
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .77)	(0 .28)	(0 .07)	–	–

Total Dividends and Distributions	(0 .77)	(0 .28)	(0 .07)	–	–

Net Asset Value, End of Period	$ 5.94	$ 11.50	$ 9.08	$ 8.43	$ 7.20

Total Return(b)	(44 .57)%	30 .49%	8 .51%	17.08%	2 .42%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 20,178	$ 38,498	$ 27,963	$ 22,011	$ 15,436
Ratio of Expenses to Average Net Assets	1 .67%	1 .72%	1 .78%	1.89%	1 .92%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	1 .78%	1.89%	2 .02%(d)
Ratio of Net Investment Income to Average Net Assets	(0 .99)%	(1 .13)%	(1 .02)%	(1 .51)%	(1 .63)%
Portfolio Turnover Rate	167 .3%	144 .9%	145 .8%	185.7%(g)	163 .7%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Excludes expense reimbursement from Manager.
(d) Expense ratio without commission rebates.
(e) Effective June 13, 2008, Partners MidCap Growth Fund changed its name to MidCap Growth Fund III.
(f) Calculated based on average shares outstanding during the period.
(g) Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

MIDCAP S&P 400 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$ 16.02	$ 14.32	$ 13.29	$ 11.77	$ 10.84
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .11	0 .11	0 .08	0.04	0 .01
Net Realized and Unrealized Gain (Loss) on Investments	(5 .62)	2 .13	1 .53	1.85	1 .04

Total From Investment Operations	(5 .51)	2 .24	1 .61	1.89	1 .05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .09)	(0 .07)	(0 .03)	(0 .04)	–
Distributions from Realized Gains	(1 .01)	(0 .47)	(0 .55)	(0 .33)	(0 .12)

Total Dividends and Distributions	(1 .10)	(0 .54)	(0 .58)	(0 .37)	(0 .12)

Net Asset Value, End of Period	$ 9.41	$ 16.02	$ 14.32	$ 13.29	$ 11.77

Total Return(b)	(36 .80)%	16 .13%	12 .44%	16.31%	9 .72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,690	$42,497	$34,547	$27,806	$19,932
Ratio of Expenses to Average Net Assets	0.79%	0.83%	0.91%	0.99%	1.04%
Ratio of Gross Expenses to Average Net Assets	–%	–%	–%	–%	1.04%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.71%	0.54%	0.35%	0.11%
Portfolio Turnover Rate	33.0%	36.1%	31.7%	52.1%	55.9%

	2008	2007	2006	2005	2004

MIDCAP VALUE FUND II
Class J shares
Net Asset Value, Beginning of Period	$ 15.13	$ 15.21	$ 14.46	$ 13.46	$ 11.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .07	0 .04	(0 .01)	(0 .09)	(0 .10)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .94)	1 .17	2 .09	2.07	1 .97

Total From Investment Operations	(5 .87)	1 .21	2 .08	1.98	1 .87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .04)	–	–	–	–
Distributions from Realized Gains	(1 .59)	(1 .29)	(1 .33)	(0 .98)	(0 .16)

Total Dividends and Distributions	(1 .63)	(1 .29)	(1 .33)	(0 .98)	(0 .16)

Net Asset Value, End of Period	$ 7.63	$ 15.13	$ 15.21	$ 14.46	$ 13.46

Total Return(b)	(43 .22)%	8 .17%	15 .09%	15.19%	16 .06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,916	$99,206	$95,782	$75,737	$32,930
Ratio of Expenses to Average Net Assets	1.60%	1.59%	1.80%	1.85%	1.93%
Ratio of Gross Expenses to Average Net Assets	–%	–%	1.80%	1.85%	1.96%(c)
Ratio of Net Investment Income to Average Net Assets	0.56%	0.23%	(0.07)%	(0.61)%	(0.77)%
Portfolio Turnover Rate	165.6%	147.3%	151.4%	87.9%	49.9%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

MIDCAP VALUE FUND III(a)
Class J shares
Net Asset Value, Beginning of Period	$ 14.56	$ 14.19	$ 14.26	$ 12.85	$ 11.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .12	0 .07	0 .10	0.05	0 .02
Net Realized and Unrealized Gain (Loss) on Investments	(5 .19)	1 .20	1 .96	2.20	1 .16

Total From Investment Operations	(5 .07)	1 .27	2 .06	2.25	1 .18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .07)	(0 .08)	(0 .05)	(0 .02)	(0 .01)
Distributions from Realized Gains	(1 .14)	(0 .82)	(2 .08)	(0 .82)	–

Total Dividends and Distributions	(1 .21)	(0 .90)	(2 .13)	(0 .84)	(0 .01)

Net Asset Value, End of Period	$ 8.28	$ 14.56	$ 14.19	$ 14.26	$ 12.85

Total Return(c)	(37 .77)%	9 .24%	16 .12%	18.24%	10 .15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 71,496	$ 137,723	$ 129,753	$ 111,378	$ 77,354
Ratio of Expenses to Average Net Assets	1 .22%	1 .29%	1 .34%	1.41%	1 .47%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	–%	–%	1 .48%(e)
Ratio of Net Investment Income to Average Net Assets	1 .05%	0 .48%	0 .71%	0.34%	0 .12%
Portfolio Turnover Rate	86 .0%	99 .9%	102 .8%	167.8%	225 .4%

	2008	2007	2006	2005	2004

MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(f)	0 .03	0 .04	0 .04	0.02	–

Total From Investment Operations	0 .03	0 .04	0 .04	0.02	–
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .03)	(0 .04)	(0 .04)	(0 .02)	–

Total Dividends and Distributions	(0 .03)	(0 .04)	(0 .04)	(0 .02)	–

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(c)	2 .67%	4 .46%	3 .82%	1.79%	0 .08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 355,746	$ 186,246	$ 157,486	$ 143,460	$ 132,551
Ratio of Expenses to Average Net Assets	0 .87%	0 .98%	1 .11%	1.15%	1 .17%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	1 .11%	1.15%	1 .43%
Ratio of Net Investment Income to Average Net Assets	2 .51%	4 .37%	3 .76%	1.78%	0 .09%

(a) Effective June 13, 2008, MidCap Value Fund changed its name to MidCap Value Fund III.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Excludes expense reimbursement from Manager.
(e) Expense ratio without commission rebates.
(f) Calculated based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004(a)

PREFERRED SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$ 9.97	$ 10.62	$ 10.48	$ 11.25	$ 11.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .53	0 .53	0 .51	0.52	0 .48
Net Realized and Unrealized Gain (Loss) on Investments	(3 .39)	(0 .63)	0 .10	(0 .38)	(0 .27)

Total From Investment Operations	(2 .86)	(0 .10)	0 .61	0.14	0 .21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .52)	(0 .55)	(0 .47)	(0 .91)	–

Total Dividends and Distributions	(0 .52)	(0 .55)	(0 .47)	(0 .91)	–

Net Asset Value, End of Period	$ 6.59	$ 9.97	$ 10.62	$ 10.48	$ 11.25

Total Return(c)	(29.84)%	(1 .03)%	5 .95%	1.27%	1 .90%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 16,099	$ 25,471	$ 24,881	$ 24,037	$ 16,472
Ratio of Expenses to Average Net Assets	1 .46%	1 .51%	1 .58%	1.60%	1 .59%(e)
Ratio of Gross Expenses to Average Net Assets(f)	–%	–%	1 .58%	1.63%	2 .13%(e)
Ratio of Net Investment Income to Average Net Assets	5 .94%	5 .05%	4 .92%	4.84%	5 .13%(e)
Portfolio Turnover Rate	18 .7%	33 .9%	22.4%	17.8%	14.0%(e)

	2008	2007	2006	2005	2004

PRINCIPAL LIFETIME 2010 FUND
Class J shares
Net Asset Value, Beginning of Period	$ 14.11	$ 13.17	$ 12.07	$ 11.59	$ 10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .45	0 .36	0 .33	0.29	0 .13
Net Realized and Unrealized Gain (Loss) on Investments	(4 .74)	0 .99	1 .08	0.53	0 .95

Total From Investment Operations	(4 .29)	1 .35	1 .41	0.82	1 .08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	(0 .34)	(0 .23)	(0 .24)	(0 .09)
Distributions from Realized Gains	(0 .23)	(0 .07)	(0 .08)	(0 .10)	–

Total Dividends and Distributions	(0 .65)	(0 .41)	(0 .31)	(0 .34)	(0 .09)

Net Asset Value, End of Period	$ 9.17	$ 14.11	$ 13.17	$ 12.07	$ 11.59

Total Return(c)	(31 .75)%	10 .51%	11 .88%	7.20%	10 .21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 185,729	$ 286,278	$ 191,674	$ 106,539	$ 59,805
Ratio of Expenses to Average Net Assets(g)	0 .58%	0 .64%	0 .69%	0.73%	0 .78%
Ratio of Gross Expenses to Average Net Assets(f),(g)	–%	–%	0 .69%	–%	0 .78%
Ratio of Net Investment Income to Average Net Assets	3 .76%	2 .68%	2 .66%	2.46%	1 .16%
Portfolio Turnover Rate	12 .7%	14 .7%	16 .6%	10.2%	34.3%

(a) Period from December 29, 2003, date operations commenced, through October 31, 2004.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes expense reimbursement from Manager.
(g) Does not include expenses of the investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

PRINCIPAL LIFETIME 2020 FUND
Class J shares
Net Asset Value, Beginning of Period	$ 15.02	$ 13.64	$ 12.24	$ 11.48	$ 10.53
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .40	0 .31	0 .28	0.24	0 .11
Net Realized and Unrealized Gain (Loss) on Investments	(5 .48)	1 .49	1 .46	0.84	0 .95

Total From Investment Operations	(5 .08)	1 .80	1 .74	1.08	1 .06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .38)	(0 .33)	(0 .24)	(0 .23)	(0 .11)
Distributions from Realized Gains	(0 .29)	(0 .09)	(0 .10)	(0 .09)	–

Total Dividends and Distributions	(0 .67)	(0 .42)	(0 .34)	(0 .32)	(0 .11)

Net Asset Value, End of Period	$ 9.27	$ 15.02	$ 13.64	$ 12.24	$ 11.48

Total Return(b)	(35 .27)%	13 .50%	14 .55%	9.52%	10 .10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 412,169	$ 579,671	$ 356,350	$ 187,253	$ 97,035
Ratio of Expenses to Average Net Assets(c)	0 .59%	0 .64%	0 .69%	0.73%	0 .78%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	–%	0 .69%	–%	0 .78%
Ratio of Net Investment Income to Average Net Assets	3 .21%	2 .22%	2 .21%	2.02%	1 .01%
Portfolio Turnover Rate	7 .1%	15 .1%	7 .4%	5 .5%	27.0%

	2008	2007	2006	2005	2004

PRINCIPAL LIFETIME 2030 FUND
Class J shares
Net Asset Value, Beginning of Period	$ 15.21	$ 13.55	$ 12.06	$ 11.18	$ 10.21
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .37	0 .27	0 .24	0.19	0 .08
Net Realized and Unrealized Gain (Loss) on Investments	(5 .86)	1 .78	1 .60	0.98	0 .96

Total From Investment Operations	(5 .49)	2 .05	1 .84	1.17	1 .04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .37)	(0 .29)	(0 .23)	(0 .21)	(0 .07)
Distributions from Realized Gains	(0 .32)	(0 .10)	(0 .12)	(0 .08)	–

Total Dividends and Distributions	(0 .69)	(0 .39)	(0 .35)	(0 .29)	(0 .07)

Net Asset Value, End of Period	$ 9.03	$ 15.21	$ 13.55	$ 12.06	$ 11.18

Total Return(b)	(37 .71)%	15 .50%	15 .51%	10.57%	10 .18%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 344,061	$ 473,037	$ 292,775	$ 157,396	$ 95,677
Ratio of Expenses to Average Net Assets(c)	0 .62%	0 .66%	0 .72%	0.79%	0 .87%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	–%	0 .72%	–%	0 .87%
Ratio of Net Investment Income to Average Net Assets	2 .92%	1 .88%	1 .88%	1.59%	0 .75%
Portfolio Turnover Rate	6 .6%	15 .5%	9 .4%	4 .8%	30.7%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the contingent deferred sales charge.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

PRINCIPAL LIFETIME 2040 FUND
Class J shares
Net Asset Value, Beginning of Period	$ 15.61	$ 13.72	$ 12.12	$ 11.14	$ 10.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .33	0 .23	0 .20	0.13	0 .03
Net Realized and Unrealized Gain (Loss) on Investments	(6 .24)	2 .04	1 .70	1.11	0 .97

Total From Investment Operations	(5 .91)	2 .27	1 .90	1.24	1 .00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .36)	(0 .28)	(0 .19)	(0 .18)	(0 .01)
Distributions from Realized Gains	(0 .31)	(0 .10)	(0 .11)	(0 .08)	–

Total Dividends and Distributions	(0 .67)	(0 .38)	(0 .30)	(0 .26)	(0 .01)

Net Asset Value, End of Period	$ 9.03	$ 15.61	$ 13.72	$ 12.12	$ 11.14

Total Return(b)	(39 .42)%	16 .86%	15 .89%	11.25%	9 .86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 152,176	$ 194,722	$ 110,477	$ 50,858	$ 26,053
Ratio of Expenses to Average Net Assets(c)	0 .69%	0 .70%	0 .76%	0.87%	0 .97%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	–%	0 .77%	–%	0 .97%
Ratio of Net Investment Income to Average Net Assets	2 .58%	1 .59%	1 .52%	1.07%	0 .29%
Portfolio Turnover Rate	6 .0%	16 .5%	13 .1%	7 .1%	40.0%

	2008	2007	2006	2005	2004

PRINCIPAL LIFETIME 2050 FUND
Class J shares
Net Asset Value, Beginning of Period	$ 15.04	$ 13.15	$ 11.55	$ 10.55	$ 9.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .30	0 .20	0 .15	0.03	(0 .08)
Net Realized and Unrealized Gain (Loss) on Investments	(6 .11)	2 .04	1 .72	1.20	0 .96

Total From Investment Operations	(5 .81)	2 .24	1 .87	1.23	0 .88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .34)	(0 .24)	(0 .16)	(0 .16)	–
Distributions from Realized Gains	(0 .36)	(0 .11)	(0 .11)	(0 .07)	–

Total Dividends and Distributions	(0 .70)	(0 .35)	(0 .27)	(0 .23)	–

Net Asset Value, End of Period	$ 8.53	$ 15.04	$ 13.15	$ 11.55	$ 10.55

Total Return(b)	(40 .35)%	17 .39%	16 .37%	11.72%	9 .10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 30,460	$ 42,254	$ 22,053	$ 9,276	$ 3,887
Ratio of Expenses to Average Net Assets(c)	0 .77%	0 .75%	0 .81%	1.21%	1 .68%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	–%	0 .92%	1.21%	1 .73%
Ratio of Net Investment Income to Average Net Assets	2 .46%	1 .45%	1 .22%	0.27%	(0 .74)%
Portfolio Turnover Rate	6 .8%	21 .2%	15 .9%	7 .5%	44.9%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Does not include expenses of the investment companies in which the Fund invests.
(d) Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
Net Asset Value, Beginning of Period	$ 12.81	$ 12.62	$ 11.93	$ 11.70	$ 10.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .54	0 .48	0 .40	0.34	0 .13
Net Realized and Unrealized Gain (Loss) on Investments	(3 .36)	0 .15	0 .67	0.26	0 .94

Total From Investment Operations	(2 .82)	0 .63	1 .07	0.60	1 .07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .49)	(0 .38)	(0 .26)	(0 .24)	(0 .09)
Distributions from Realized Gains	(0 .17)	(0 .06)	(0 .12)	(0 .13)	–

Total Dividends and Distributions	(0 .66)	(0 .44)	(0 .38)	(0 .37)	(0 .09)

Net Asset Value, End of Period	$ 9.33	$ 12.81	$ 12.62	$ 11.93	$ 11.70

Total Return(b)	(23 .13)%	5 .08%	9 .20%	5.13%	10 .04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 60,289	$ 95,309	$ 81,151	$ 57,536	$ 24,991
Ratio of Expenses to Average Net Assets(c)	0 .60%	0 .67%	0 .71%	0.77%	0 .86%
Ratio of Gross Expenses to Average Net Assets(c),(d)	–%	–%	–%	–%	0 .86%
Ratio of Net Investment Income to Average Net Assets	4 .76%	3 .82%	3 .27%	2.80%	1 .12%
Portfolio Turnover Rate	30 .7%	25 .3%	48.9%	43.8%	34.1%

	2008	2007	2006	2005	2004

REAL ESTATE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$ 24.61	$ 27.21	$ 20.19	$ 18.28	$ 14.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .24	0 .15	0 .12	0.28	0 .28
Net Realized and Unrealized Gain (Loss) on Investments	(7 .25)	(0 .60)	7 .68	3.14	3 .97

Total From Investment Operations	(7 .01)	(0 .45)	7 .80	3.42	4 .25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .27)	(0 .08)	(0 .16)	(0 .46)	(0 .25)
Distributions from Realized Gains	(5 .73)	(2 .07)	(0 .62)	(1 .05)	(0 .14)

Total Dividends and Distributions	(6 .00)	(2 .15)	(0 .78)	(1 .51)	(0 .39)

Net Asset Value, End of Period	$ 11.60	$ 24.61	$ 27.21	$ 20.19	$ 18.28

Total Return(b)	(36 .13)%	(2 .12)%	39 .86%	19.47%	30 .09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 107,631	$ 195,723	$ 231,200	$ 147,059	$ 95,696
Ratio of Expenses to Average Net Assets	1 .43%	1 .47%	1 .53%	1.63%	1 .68%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	–%	–%	1 .68%(e)
Ratio of Net Investment Income to Average Net Assets	1 .48%	0 .59%	0 .50%	1.42%	1 .72%
Portfolio Turnover Rate	47 .2%	77 .8%(f)	37 .8%	26.7%(g)	67.9%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Does not include expenses of the investment companies in which the Fund invests.
(d) Excludes expense reimbursement from Manager.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.
(g) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007(a)

SAM BALANCED PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$ 15.90	$ 14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .26	0 .15
Net Realized and Unrealized Gain (Loss) on Investments	(4 .28)	1 .19

Total From Investment Operations	(4 .02)	1 .34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .47)	(0 .14)
Distributions from Realized Gains	(0 .77)	–

Total Dividends and Distributions	(1 .24)	(0 .14)

Redemption fees	–	0 .01

Net Asset Value, End of Period	$ 10.64	$ 15.90

Total Return(c)	(27 .20)%	9 .27%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 58,350	$ 2,597
Ratio of Expenses to Average Net Assets(e)	0 .95%	0 .95%(f)
Ratio of Net Investment Income to Average Net Assets	2 .00%	1 .21%(f)
Portfolio Turnover Rate	34 .8%	14 .6%(f)

	2008	2007(g)

SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$ 11.86	$ 11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .29	0 .21
Net Realized and Unrealized Gain (Loss) on Investments	(2 .56)	0 .67

Total From Investment Operations	(2 .27)	0 .88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .41)	(0 .19)
Distributions from Realized Gains	(0 .41)	–

Total Dividends and Distributions	(0 .82)	(0 .19)

Net Asset Value, End of Period	$ 8.77	$ 11.86

Total Return(c)	(20 .34)%	7 .92%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 26,828	$ 904
Ratio of Expenses to Average Net Assets(e)	0 .95%	0 .95%(f)
Ratio of Net Investment Income to Average Net Assets	2 .85%	2 .33%(f)
Portfolio Turnover Rate	27 .7%	12 .7%(f)

(a) Period from January 17 2007, through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Does not include expenses of the investment companies in which the Portfolio invests.
(f) Computed on an annualized basis.
(g) Period from January 17, 2007 through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007(a)

SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$ 18.75	$ 16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .17	0 .03
Net Realized and Unrealized Gain (Loss) on Investments	(6 .03)	1 .97

Total From Investment Operations	(5 .86)	2 .00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	–
Distributions from Realized Gains	(1 .08)	–

Total Dividends and Distributions	(1 .50)	–

Net Asset Value, End of Period	$ 11.39	$ 18.75

Total Return(c)	(33 .82)%	11.94%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 37,408	$ 3,643
Ratio of Expenses to Average Net Assets(e)	0 .95%	0 .95%(f)
Ratio of Net Investment Income to Average Net Assets	1 .20%	0 .22%(f)
Portfolio Turnover Rate	32 .4%	16 .2%(f)

	2008	2007(g)

SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$ 11.89	$ 11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(h)	0 .37	0 .30
Net Realized and Unrealized Gain (Loss) on Investments	(2 .10)	0 .29

Total From Investment Operations	(1 .73)	0 .59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .43)	(0 .28)
Distributions from Realized Gains	(0 .27)	–

Total Dividends and Distributions	(0 .70)	(0 .28)

Net Asset Value, End of Period	$ 9.46	$ 11.89

Total Return(c)	(15 .33)%	5 .16%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 9,523	$ 501
Ratio of Expenses to Average Net Assets(e)	0 .95%	0 .95%(f)
Ratio of Net Investment Income to Average Net Assets	3 .47%	3 .18%(f)
Portfolio Turnover Rate	35 .1%	9 .7%(f)

(a) Period from January 17, 2007 through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Does not include expenses of the investment companies in which the Portfolio invests.
(f) Computed on an annualized basis.
(g) Period from January 17, 2007 through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.
(h) Calculated based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007(a)

SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$ 20.94	$ 18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .10	(0 .03)
Net Realized and Unrealized Gain (Loss) on Investments	(7 .43)	2 .43

Total From Investment Operations	(7 .33)	2 .40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .41)	–
Distributions from Realized Gains	(1 .15)	–

Total Dividends and Distributions	(1 .56)	–

Net Asset Value, End of Period	$ 12.05	$ 20.94

Total Return(c)	(37 .62)%	12.94%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 40,275	$ 3,826
Ratio of Expenses to Average Net Assets(e)	0 .95%	0 .95%(f)
Ratio of Net Investment Income to Average Net Assets	0 .66%	(0 .22)%(f)
Portfolio Turnover Rate	32 .5%	15 .7%(f)

	2008	2007	2006	2005	2004

SHORT-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 9.80	$ 9.94	$ 9.98	$ 10.24	$ 10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .43	0 .43	0 .37	0.27	0 .22
Net Realized and Unrealized Gain (Loss) on Investments	(1 .33)	(0 .12)	0 .01	(0 .23)	(0 .09)

Total From Investment Operations	(0 .90)	0 .31	0 .38	0.04	0 .13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .44)	(0 .45)	(0 .42)	(0 .30)	(0 .23)
Distributions from Realized Gains	–	–	–	–	(0 .04)

Total Dividends and Distributions	(0 .44)	(0 .45)	(0 .42)	(0 .30)	(0 .27)

Net Asset Value, End of Period	$ 8.46	$ 9.80	$ 9.94	$ 9.98	$ 10.24

Total Return(c)	(9 .48)%	3 .22%	3 .86%	0.39%	1 .27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 47,917	$ 62,768	$ 53,927	$ 45,825	$ 45,294
Ratio of Expenses to Average Net Assets	1 .02%	1 .09%	1 .36%	1.27%	1 .18%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	1 .13%	1.15%	N/A
Ratio of Gross Expenses to Average Net Assets(h)	–%	–%	1 .36%	1.27%	1 .18%
Ratio of Net Investment Income to Average Net Assets	4 .59%	4 .36%	3 .72%	2.65%	2 .15%
Portfolio Turnover Rate	22 .1%	42 .8%	49 .1%	110.8%(i)	61.5%

(a) Period from January 17, 2007 through October 31, 2007. Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Does not include expenses of the investment companies in which the Portfolio invests.
(f) Computed on an annualized basis.
(g) Excludes interest expense paid on borrowings through reverse repurchase agreements.
(h) Excludes expense reimbursement from Manager.
(i) Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SMALLCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 17.27	$ 16.68	$ 15.40	$ 14.00	$ 12.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .04	(0 .03)	(0 .03)	(0 .06)	(0 .05)
Net Realized and Unrealized Gain (Loss) on Investments	(5 .91)	2 .02	2 .25	2.31	1 .12

Total From Investment Operations	(5 .87)	1 .99	2 .22	2.25	1 .07
Less Dividends and Distributions:
Distributions from Realized Gains	(1 .43)	(1 .40)	(0 .94)	(0 .85)	(0 .03)

Total Dividends and Distributions	(1 .43)	(1 .40)	(0 .94)	(0 .85)	(0 .03)

Net Asset Value, End of Period	$ 9.97	$ 17.27	$ 16.68	$ 15.40	$ 14.00

Total Return(b)	(36 .73)%	12 .59%	14 .90%	16.49%	8 .26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 83,926	$ 159,977	$ 146,800	$ 113,607	$ 77,396
Ratio of Expenses to Average Net Assets	1 .04%	1 .33%	1 .45%	1.50%	1 .58%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	–%	–%	1 .58%(d)
Ratio of Net Investment Income to Average Net Assets	0 .32%	(0 .18)%	(0 .20)%	(0 .42)%	(0 .35)%
Portfolio Turnover Rate	55 .6%	60 .9%	103 .0%	137 .4%(e)	98.5%

	2008	2007	2006	2005	2004

SMALLCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$ 9.57	$ 8.42	$ 7.87	$ 7.52	$ 7.29
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0 .06)	(0 .07)	(0 .07)	(0 .08)	(0 .08)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .83)	1 .60	1 .12	0.83	0 .31

Total From Investment Operations	(3 .89)	1 .53	1 .05	0.75	0 .23
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .58)	(0 .38)	(0 .50)	(0 .40)	–

Total Dividends and Distributions	(0 .58)	(0 .38)	(0 .50)	(0 .40)	–

Net Asset Value, End of Period	$ 5.10	$ 9.57	$ 8.42	$ 7.87	$ 7.52

Total Return(b)	(43 .15)%	18 .87%	13 .69%	9.98%	3 .16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 21,941	$ 41,871	$ 35,009	$ 29,405	$ 25,984
Ratio of Expenses to Average Net Assets	1 .42%	1 .46%	1 .53%	1.59%	1 .68%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	–%	–%	1 .69%
Ratio of Net Investment Income to Average Net Assets	(0 .76)%	(0 .79)%	(0 .88)%	(0 .97)%	(1 .06)%
Portfolio Turnover Rate	62 .9%	70 .0%(f)	109 .9%	181.7%	194 .9%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Excludes expense reimbursement from Manager.
(d) Expense ratio without commission rebates.
(e) Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.
(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SMALLCAP GROWTH FUND I(a)
Class J shares
Net Asset Value, Beginning of Period	$ 10.79	$ 8.83	$ 8.02	$ 7.33	$ 6.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .11)	(0 .15)	(0 .16)	(0 .14)	(0 .13)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .29)	2 .51	0 .97	0.83	0 .71

Total From Investment Operations	(4 .40)	2 .36	0 .81	0.69	0 .58
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .87)	(0 .40)	–	–	–

Total Dividends and Distributions	(0 .87)	(0 .40)	–	–	–

Net Asset Value, End of Period	$ 5.52	$ 10.79	$ 8.83	$ 8.02	$ 7.33

Total Return(c)	(44 .11)%	27 .71%	10 .10%	9.41%	8 .59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 6,867	$ 12,437	$ 9,581	$ 8,323	$ 8,026
Ratio of Expenses to Average Net Assets	1 .99%	2 .02%	2 .05%	2.05%	2 .05%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	2 .08%	2.21%	2 .24%(e)
Ratio of Net Investment Income to Average Net Assets	(1 .32)%	(1 .56)%	(1 .76)%	(1 .80)%	(1 .86)%
Portfolio Turnover Rate	115 .5%	85 .0%	100 .3%	91.5%	94.6%

	2008	2007	2006	2005	2004

SMALLCAP GROWTH FUND II(f)
Class J shares
Net Asset Value, Beginning of Period	$ 9.31	$ 8.68	$ 8.19	$ 7.54	$ 7.44
Income from Investment Operations:
Net Investment Income (Operating Loss)(g)	(0 .10)	(0 .12)	(0 .13)	(0 .14)	(0 .13)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .68)	1 .45	1 .10	1.01	0 .27

Total From Investment Operations	(3 .78)	1 .33	0 .97	0.87	0 .14
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .54)	(0 .70)	(0 .48)	(0 .22)	(0 .04)

Total Dividends and Distributions	(0 .54)	(0 .70)	(0 .48)	(0 .22)	(0 .04)

Net Asset Value, End of Period	$ 4.99	$ 9.31	$ 8.68	$ 8.19	$ 7.54

Total Return(c)	(42 .82)%	16 .33%	12 .12%	11.63%	1 .94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 14,841	$ 27,431	$ 18,405	$ 9,483	$ 6,025
Ratio of Expenses to Average Net Assets	1 .85%	1 .84%	1 .93%	2.05%	2 .05%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	–%	2.14%	2 .30%(e)
Ratio of Net Investment Income to Average Net Assets	(1 .44)%	(1 .39)%	(1 .55)%	(1 .78)%	(1 .75)%
Portfolio Turnover Rate	78 .0%	62 .9%	80 .7%	53.4%(h)	69.4%

(a) Effective June 13, 2008, Partners SmallCap Growth Fund I changed its name to SmallCap Growth Fund I.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Excludes expense reimbursement from Manager.
(e) Expense ratio without commission rebates.
(f) Effective June 13, 2008, Partners SmallCap Growth Fund II changed its name to SmallCap Growth Fund II.
(g) Calculated based on average shares outstanding during the period.
(h) Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SMALLCAP S&P 600 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$ 18.74	$ 17.99	$ 15.99	$ 14.40	$ 12.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .09	0 .05	0 .02	–	–
Net Realized and Unrealized Gain (Loss) on Investments	(5 .78)	1 .81	2 .36	2.00	1 .91

Total From Investment Operations	(5 .69)	1 .86	2 .38	2.00	1 .91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .05)	(0 .02)	–	(0 .05)	–
Distributions from Realized Gains	(1 .52)	(1 .09)	(0 .38)	(0 .36)	–

Total Dividends and Distributions	(1 .57)	(1 .11)	(0 .38)	(0 .41)	–

Net Asset Value, End of Period	$ 11.48	$ 18.74	$ 17.99	$ 15.99	$ 14.40

Total Return(b)	(32 .80)%	10 .67%	15 .06%	13.99%	15 .31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 60,133	$ 87,109	$ 73,824	$ 57,122	$ 33,134
Ratio of Expenses to Average Net Assets	0 .84%	0 .82%	0 .89%	1.00%	1 .06%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	–%	–%	1 .06%
Ratio of Net Investment Income to Average Net Assets	0 .60%	0 .29%	0 .13%	0.01%	0 .01%
Portfolio Turnover Rate	58 .8%	62 .0%	56 .2%	43.2%	54.5%

	2008	2007	2006	2005	2004

SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$ 18.27	$ 18.67	$ 17.02	$ 15.88	$ 14.53
Income from Investment Operations:
Net Investment Income (Operating Loss)(d)	0 .04	0 .06	0 .01	(0 .03)	(0 .09)
Net Realized and Unrealized Gain (Loss) on Investments	(4 .99)	0 .43	2 .92	2.57	1 .91

Total From Investment Operations	(4 .95)	0 .49	2 .93	2.54	1 .82
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .08)	–	–	–	–
Distributions from Realized Gains	(1 .33)	(0 .89)	(1 .28)	(1 .40)	(0 .47)

Total Dividends and Distributions	(1 .41)	(0 .89)	(1 .28)	(1 .40)	(0 .47)

Net Asset Value, End of Period	$ 11.91	$ 18.27	$ 18.67	$ 17.02	$ 15.88

Total Return(b)	(29 .08)%	2 .57%	18 .12%	16.63%	12 .80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 43,601	$ 70,236	$ 67,102	$ 46,466	$ 26,756
Ratio of Expenses to Average Net Assets	1 .38%	1 .41%	1 .47%	1.56%	1 .65%
Ratio of Gross Expenses to Average Net Assets(c)	–%	–%	1 .47%	1.56%	1 .65%(e)
Ratio of Net Investment Income to Average Net Assets	0 .30%	0 .32%	0 .07%	(0 .19)%	(0 .62)%
Portfolio Turnover Rate	101 .9%	112 .8%(f)	97 .9%	133.7%	163 .5%

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the contingent deferred sales charge.
(c) Excludes expense reimbursement from Manager.
(d) Calculated based on average shares outstanding during the period.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

SMALLCAP VALUE FUND III(a)
Class J shares
Net Asset Value, Beginning of Period	$ 14.54	$ 17.16	$ 16.49	$ 14.53	$ 12.89
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0 .05)	(0 .10)	(0 .15)	(0 .14)	(0 .13)
Net Realized and Unrealized Gain (Loss) on Investments	(3 .57)	0 .74	2 .14	2.10	1 .77

Total From Investment Operations	(3 .62)	0 .64	1 .99	1.96	1 .64
Less Dividends and Distributions:
Distributions from Realized Gains	(3 .69)	(3 .26)	(1 .32)	–	–

Total Dividends and Distributions	(3 .69)	(3 .26)	(1 .32)	–	–

Net Asset Value, End of Period	$ 7.23	$ 14.54	$ 17.16	$ 16.49	$ 14.53

Total Return(c)	(32 .50)%	3 .73%	12 .65%	13.49%	12 .73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 7,640	$ 12,675	$ 11,900	$ 10,055	$ 6,843
Ratio of Expenses to Average Net Assets	1 .84%	1 .87%	1 .91%	1.95%	1 .95%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	1 .91%	2.05%	2 .11%(e)
Ratio of Net Investment Income to Average Net Assets	(0 .54)%	(0 .68)%	(0 .90)%	(0 .85)%	(0 .90)%
Portfolio Turnover Rate	59 .9%	36 .6%	36 .2%	51.3%	26.3%

	2008	2007	2006	2005	2004

ULTRA SHORT BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 9.48	$ 9.99	$ 9.97	$ 10.00	$ 10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(f)	0 .36	0 .48	0 .41	0.20	0 .19
Net Realized and Unrealized Gain (Loss) on Investments	(1 .81)	(0 .50)	0 .01	(0 .03)	(0 .11)
Net Increase from Payments by Affiliates	–	–	–	–	0 .11

Total From Investment Operations	(1 .45)	(0 .02)	0 .42	0.17	0 .19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .36)	(0 .49)	(0 .40)	(0 .20)	(0 .19)

Total Dividends and Distributions	(0 .36)	(0 .49)	(0 .40)	(0 .20)	(0 .19)

Net Asset Value, End of Period	$ 7.67	$ 9.48	$ 9.99	$ 9.97	$ 10.00

Total Return(c)	(15 .66)%	(0 .44)%	4 .31%	1.77%	1 .90%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 22,179	$ 33,820	$ 37,801	$ 38,214	$ 43,380
Ratio of Expenses to Average Net Assets	1 .07%	1 .10%	1 .18%	1.16%	1 .29%
Ratio of Gross Expenses to Average Net Assets(d)	–%	–%	1 .18%	1.16%	1 .32%
Ratio of Net Investment Income to Average Net Assets	4 .12%	4 .84%	4 .08%	2.02%	1 .90%
Portfolio Turnover Rate	14 .8%	46 .5%	49 .0%	54.9%	105 .5%

(a) Effective June 13, 2008, Partners SmallCap Value Fund changed its name to SmallCap Value Fund III.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Excludes expense reimbursement from Manager.
(e) Expense ratio without commission rebates.
(f) Calculated based on average shares outstanding during the period.
(g) In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares would have been 1.06%, .88%, .88%, 1.64%, 1.38% and 1.25%, respectively.

APPENDIX A SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first three risks described below apply to all of the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Applicable to All Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements.
Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses.
Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price. Some derivative transactions may give rise to leverage. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

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Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Exchange-Traded Funds ("ETFs") Risk
To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying
Fund expenses.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

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Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-
income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings ("IPOs") Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees.
Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Management Risk
The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-
advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
• MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
• LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
• SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

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Master Limited Partnership ("MLP") Risk
MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S.
Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-
counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

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Real Estate Securities Risk
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
• may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
• may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
• are subject to cash flow dependency and defaults by borrowers; and
• could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.
REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs'
operating expenses, in addition to paying Fund expenses.

Royalty Trust Risk
A Fund may invest in royalty trusts, which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

Sector Risk
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending Risk
To earn additional income, the Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions

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may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2008.

			PRINCIPAL LIFETIME FUNDS

											Principal
	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	17.41%	0.49%	28.89%	0.37%	14.33%	0.11%	3.45%	0.01%	0.57%	—	8.34%	73.97%
Core Plus Bond Fund I	10.94%	3.48%	35.88%	2.61%	23.04%	1.46%	7.38%	0.55%	1.39%	0.03%	7.85%	94.61%
Disciplined LargeCap Blend Fund	5.89%	0.26%	16.69%	0.33%	16.21%	0.23%	8.87%	0.09%	3.60%	0.01%	0.71%	52.89%
High Yield Fund I	6.52%	0.40%	21.16%	0.48%	21.06%	0.30%	12.00%	0.11%	5.06%	0.01%	0.24%	67.34%
Inflation Protection Fund	13.98%	0.21%	—	—	—	—	—	—	—	—	15.54%	29.73%
International Emerging Markets Fund	3.33%	0.16%	10.02%	0.22%	10.26%	0.16%	6.17%	0.07%	2.59%	0.01%	0.15%	33.14%
International Fund I	2.55%	0.32%	8.49%	0.43%	8.91%	0.40%	5.99%	0.09%	2.45%	0.01%	0.36%	30.00%
International Growth Fund	6.52%	0.13%	17.62%	0.19%	17.89%	0.06%	9.93%	0.06%	4.30%	0.01%	0.91%	57.62%
International Value Fund I	9.71%	0.50%	29.32%	0.67%	30.12%	0.53%	17.96%	0.30%	7.61%	0.04%	1.28%	98.04%
LargeCap Blend Fund I	9.07%	0.42%	24.72%	0.53%	23.84%	0.36%	13.59%	0.14%	5.50%	0.02%	1.20%	79.39%
LargeCap Growth Fund	2.52%	0.11%	7.01%	0.15%	7.55%	0.12%	4.45%	0.05%	1.97%	0.01%	0.36%	24.30%
LargeCap Growth Fund I	4.23%	0.18%	12.91%	0.26%	13.29%	0.19%	8.42%	0.08%	3.61%	0.01%	0.49%	43.67%
LargeCap Value Fund	5.32%	0.25%	15.20%	0.36%	16.64%	0.27%	10.12%	0.11%	4.38%	0.01%	0.99%	53.65%
LargeCap Value Fund I	3.51%	0.17%	10.36%	0.24%	10.93%	0.18%	6.65%	0.08%	2.96%	0.01%	0.06%	35.15%
LargeCap Value Fund III	1.55%	0.08%	4.69%	0.12%	4.80%	0.09%	3.07%	0.04%	1.32%	—	0.37%	16.13%
MidCap Growth Fund III	0.55%	0.14%	7.51%	0.19%	8.00%	0.14%	4.81%	0.06%	2.08%	0.01%	0.26%	23.75%
MidCap Value Fund I	0.50%	0.12%	5.75%	0.16%	6.59%	0.12%	4.00%	0.05%	1.72%	0.01%	0.23%	19.25%
Money Market Fund	0.07%	0.04%	—	—	—	—	—	—	—	—	0.04%	0.15%
Preferred Securities Fund	7.16%	0.27%	14.01%	0.25%	10.14%	0.12%	4.20%	0.03%	1.41%	—	2.28%	39.87%
Real Estate Securities Fund	6.67%	0.27%	13.10%	0.25%	9.67%	0.13%	4.53%	0.05%	1.81%	0.01%	1.62%	38.11%
SmallCap Growth Fund I	1.58%	0.20%	6.39%	0.31%	21.69%	0.26%	13.88%	0.11%	7.10%	0.01%	—	51.53%
SmallCap Growth Fund III	7.97%	0.12%	21.40%	0.19%	16.19%	0.15%	8.93%	0.06%	3.89%	0.01%	—	58.91%
SmallCap S&P 600 Index Fund	7.17%	0.18%	16.37%	0.17%	9.35%	0.08%	4.83%	0.03%	1.68%	—	1.79%	41.65%
SmallCap Value Fund	4.43%	0.06%	11.82%	0.10%	8.99%	0.08%	4.96%	0.03%	2.15%	—	—	32.62%
SmallCap Value Fund I	0.66%	0.08%	2.68%	0.13%	8.27%	0.11%	5.50%	0.04%	2.81%	0.01%	—	20.29%
Ultra Short Bond Fund	33.52%	—	—	—	—	—	—	—	—	—	39.12%	72.64%

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The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2008.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Disciplined LargeCap Blend Fund	9.50%	1.08%	9.06%	0.86%	7.03%	27.53%
Diversified International Fund	14.60%	1.72%	15.30%	1.35%	11.24%	44.21%
Equity Income Fund	18.08%	2.04%	18.19%	1.41%	12.42%	52.14%
High Yield Fund	10.17%	2.37%	5.03%	3.56%	4.56%	25.69%
Income Fund	37.66%	10.38%	11.93%	16.09%	—	76.06%
International Emerging Markets Fund	7.42%	0.94%	6.86%	0.60%	5.56%	21.38%
LargeCap Growth Fund	13.41%	1.52%	13.84%	1.24%	8.98%	38.99%
LargeCap Growth Fund II	19.92%	2.24%	17.43%	1.85%	12.80%	54.24%
LargeCap Value Fund III	8.70%	0.90%	7.34%	1.28%	6.04%	24.26%
MidCap Stock Fund	25.63%	3.32%	30.94%	3.64%	22.43%	85.96%
Money Market Fund	0.01%	0.08%	0.59%	0.03%	0.29%	1.00%
Mortgage Securities Fund	43.02%	11.87%	17.32%	16.65%	—	88.86%
Preferred Securities Fund	9.63%	1.84%	3.61%	3.08%	—	18.16%
Real Estate Securities Fund	6.77%	0.78%	6.77%	0.63%	4.47%	19.42%
Short Term Income Fund	33.33%	12.55%	9.59%	23.48%	2.30%	81.25%
SmallCap Growth Fund	23.21%	2.87%	22.00%	1.94%	16.65%	66.67%
SmallCap Value Fund	12.29%	1.35%	11.83%	1.05%	9.19%	35.71%
West Coast Equity Fund	14.31%	1.74%	15.80%	0.71%	11.48%	44.04%

U.S. Government Securities Risk
Yields available from U.S. government securities are generally lower than the yields available from many other fixed-
income securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the
Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan
Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S.
government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity. LIBOR is an abbreviation for the London Interbank Offered Rate.

Barclays Capital Aggregate Bond Index represents securities that are domestic, taxable, and dollar denominated. The index covers the U. S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. This index was formerly known as Lehman Brothers Aggregate Bond Index.

Barclays Capital Government/Mortgage Index is a combination of the unmanaged Barclays Capital Government Index and the unmanaged Barclays Capital Mortgage Backed Securities (MBS) Index. The Barclays Capital Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC. This index was formerly known as Lehman Brothers Government/Mortgage Index.

Barclays Capital Government/Credit 1-3 Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years. This index was formerly known as Lehman Brothers Govt/Credit 1-3 Index.

Barclays Capital U.S. Corporate High Yield - 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%. This index was formerly known as Lehman Brothers U.S. Corporate High Yield - 2% Issuer Capped Index.

Barclays Capital U.S. Tier I Capital Securities Index tracks the market for deeply subordinated fixed income securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays Capital U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months. This index was formerly known as Lehman Brothers U.S. Treasury Bellwethers 3 Month Index.

Barclays Capital U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index consists of inflation-protected securities issued by the U.S. Treasury. This index was formerly known as Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities ) Index.

Capital Benchmark (20/80) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 20% S&P 500 Index and 80% Barclays Capital Aggregate Bond Index.

Capital Benchmark (40/60) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.

Capital Benchmark (60/40) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

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Capital Benchmark (80/20) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index.

Citigroup Mortgage Index reflects new issuance and principal paydowns of mortgage pools including GNMA, FHLMC and FHLMC pass-throughs and is re-constituted each month.

Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/ liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (ex U.S.). It measures the performance of stock markets in 21 countries.

Morgan Stanley Capital International (MSCI) EAFE Index NDTR-D is listed for foreign stock funds (EAFE refers to Europe, Australia, and Far East). Widely accepted as a benchmark for international stock performance, the EAFE Index is an aggregate of 21 individual country indexes.

Morgan Stanley Capital International (MSCI) Emerging Markets NDTR D Index measures equity market performance in the global emerging markets. It consists of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Morgan Stanley Capital International (MSCI) US REIT Index is a capitalization-weighted benchmark index of most actively traded Real Estate Investment Trusts (REITs), designed to measure real estate performance.

Morgan Stanley Capital International (MSCI) World Ex - US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI world ex U.S. Index, with half of the market capitalization of each country index.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

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Morningstar Inflation Protected Bond Category primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

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Morningstar Specialty-Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio.

Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratio and higher forecasted growth values.

Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

Russell 2000 Value Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values.

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Russell 3000 Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000 or the Russell 2000 indexes.

Russell MidCap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index.

Russell MidCap Growth Index is a market-weighted total return index that measures the performance of companies within the Russell Midcap Index having higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Value Index is a market-weighted total return index that measures the performance of companies within the Russell MidCap index having lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 400 MidCap Stock Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range.

S&P SmallCap 600 Stock Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

© 2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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APPENDIX C Description of Bond Ratings: Moody’s Investors Service, Inc. Rating Definitions: Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

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Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest- rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circum- stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
“BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.
D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

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Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, some-
what more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:
SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

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ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2009, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 55904, Boston, MA 02205. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website at www.principalfunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

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